Filed Pursuant to Rule 433 of the

Securities Act of 1933, as amended

Registration Statement No. 333-192476

Dated January 27, 2014

FANTEX | OPEN NEW ACCOUNT | HOW IT WORKS (LEARN MORE) | EXPLORE STOCK (IPO & TRADE) | LOG IN | SIGN UP

FANTEX VERNON DAVIS IS

NOW OPEN FOR RESERVATIONS

Invest in stock linked the value of Vernon Davis' brand*

EMAIL ADDRESS You@Gmail.com

STATE OF RESIDENCE --

GET STARTED

Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

By clicking the sign up button you agree to our Privacy and Customer Identification policies.

IS IT REAL STOCK?

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete – such as income earned from contracts, endorsements and appearance fees.

WHAT IS FANTEX, INC.?

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.'s marketing expertise.

IS IT REAL MONEY?

The dollars, accounts, trades, risks and rewards here are all very real. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

LEARN MORE ABOUT FANTEX

ABOUT FANTEX, INC. TRACKING STOCK

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock – such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

VIEW RISKS

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into brand contracts with NFL football players. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

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Copyright 2013
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex Inc. are seperate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX | OPEN NEW ACCOUNT | HOW IT WORKS LEARN MORE | EXPLORE STOCK IPO & TRADE | LOG IN | SIGN UP

TRADE WHAT YOU KNOW

Invest in stock linked to the value of a pro athlete brand*

EMAIL ADDRESS: Your@Gmail.com

STATE OF RESIDENCE: --

GET STARTED

Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

By clicking the sign up button you agree to our Privacy and Customer Identification policies.

View the Fantex Vernon Davis IPO Roadshow Presentation

IS IT REAL STOCK?

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete – such as income earned from contracts, endorsements and appearance fees.

WHAT IS FANTEX, INC.?

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.'s marketing expertise.

IS IT REAL MONEY?

The dollars, accounts, trades, risks and rewards here are all very real. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

LEARN MORE ABOUT FANTEX

ABOUT FANTEX, INC. TRACKING STOCK

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock – such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into brand contracts with NFL football players. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

*** Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.**

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the Fantex Vernon Davis prospectus. View the Fantex Arian Foster prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

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ABOUT SSL CERTIFICATES

Copyright 2013
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX | OPEN NEW ACCOUNT | HOW IT WORKS LEARN MORE | EXPLORE STOCK IPO & TRADE | LOG IN | SIGN UP

THIS TRADING FLOOR IS MADE OF TURF & HARDWOOD

Invest in stock linked to the value of a pro athlete brand*

EMAIL ADDRESS: You@Gmail.com
STATE OF RESIDENCE: --
GET STARTED

Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

By clicking the sign up button you agree to our Privacy and Customer Identification policies.

View the Fantex Vernon Davis IPO Roadshow Presentation

IS IT REAL STOCK?

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete – such as income earned from contracts, endorsements and appearance fees.

WHAT IS FANTEX, INC.?

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.'s marketing expertise.

IS IT REAL MONEY?

The dollars, accounts, trades, risks and rewards here are all very real. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

LEARN MORE ABOUT FANTEX

ABOUT FANTEX, INC. TRACKING STOCK

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock – such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into brand contracts with NFL football players. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

*** Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.**

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the Fantex Vernon Davis prospectus. View the Fantex Arian Foster prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

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About: About Fantex | Press | Contact
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Copyright 2013
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex Inc. are seperate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP How It Works OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY SIGN ME UP NOT JUST ANY BROKERAGE SERVICE. Fantex is an all-new marketplace where you can buy and sell shares linked to the value and performance of the brand of an athlete — It’s real money, real investments, and a real athlete’s brand. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market. OWN STOCK LINKED TO THE VALUE AND PERFORMANCE OF AN ATHLETE’S BRAND*. The stock available is common stock issued by Fantex, Inc. This tracking stock is linked to the economic performance and value of a brand of a professional athlete - such as income earned from contracts, endorsements and appearance fees. FANTEX, INC. IS A BRAND BUILDING COMPANY. Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging its marketing expertise. IT’S A REAL STOCK. The tracking stock offered is pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). MORE DETAILS ABOUT FANTEX, INC. TRACKING STOCK. To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock - such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole. WE’LL LET YOU KNOW IF ANOTHER ONE’S COMING. The only tracking stock available on Fantex is one that has gone through the SEC registration process. The goal is to sign additional athlete brand contracts and offer tracking stocks linked to those brands. If this happens, we’ll notify you both on the website and via email for those who have signed up. ADDING UP ATHLETE BRAND VALUE. An athlete’s brand value is made up of certain income generated throughout both their playing and post-career. This includes income from items such as playing contracts, endorsements, and appearance fees, a percentage of which Fantex, Inc. is entitled to receive under the brand agreement. For more specifics, please review the prospectus for the tracking stock. IT DOESN’T HAVE TO END AT RETIREMENT. This is a stock linked to the value and performance of an athlete’s brand, not the person. When the athlete retires, their brand may or may not continue to generate income into the future (e.g. endorsements, appearances, broadcasting, etc.). As long as the brand continues to generate income as defined in the brand contract Fantex, Inc. is entitled to continue to receive payments pursuant to its brand agreement BUT IF THE BRAND STOPS GENERATING BRAND INCOME... The tracking stock may be converted into Fantex, Inc. Platform common stock. If the tracking stock is converted, then you should not expect many shares of Platform common stock upon conversion. WHAT IS FANTEX, INC. PLATFORM COMMON STOCK? If and when additional brands are added to our platform, Fantex, Inc. Platform common stock is intended to track and reflect the economic performance of all of our tracking brands, by having a small percentage (5%) of acquired brand income from each brand. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.  Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantox.com all securities mentioned are issued by Fantex, Inc. end the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX
HOW IT WORKS LEARN MORE
EXPLORE STOCK IPO & TRADE
LOG IN
SIGN UP

How It Works

SIGN ME UP

OVERVIEW
OPENING AN ACCOUNT
FUNDING AN ACCOUNT
IPO
TRADING
MOBILE
WITHDRAWING MONEY
SIGN ME UP

GETTING STARTED.

We'll need the usual things like personal and contact info, including your social security number (for IRS tax reporting purposes) and answers to a few questions to determine your investment profile.

ELIGIBILITY.

Current eligibility is limited to U.S Residents ages 18 years or older with a physical address in the United States, or its territories. Sorry, no P.O. Boxes. Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com


Aaron's Portfolio
GETTING STARTED

FUND NOW OR FUND LATER.

You have the option to fund your account after registering, but it's not required right away. You'll still have full access to Fantex features – but you can't start trading until there's money in your account.

SECURITY OF PERSONAL INFORMATION. WE TAKE IT SERIOUSLY.

The security and privacy of your personal information are a big deal to us. Fantex uses a variety of measures to protect your personal information. All customer information is kept confidential with strict physical, electronic and procedural safeguards in place to protect against unauthorized access to your information.

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
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Sign Up

About
About Fantex
Press
Contact

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Customer Identification

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SIPC
ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX
HOW IT WORKS
LEARN MORE
EXPLORE STOCK
IPO & TRADE
LOG IN
SIGN UP

How It Works

SIGN ME UP

OVERVIEW
OPENING AN ACCOUNT
FUNDING AN ACCOUNT
IPO
TRADING
MOBILE
WITHDRAWING MONEY
SIGN ME UP

IT ALL STARTS WITH AN IPO.

An "Initial Public Offering" (IPO) is when the Fantex, Inc. tracking stock linked to the value and performance of the athlete brand is made available for sale to the public.

AND IT GOES SOMETHING LIKE THIS.

First, Fantex, Inc. files the registration statement with the SEC with info on the tracking stock being publicly offered. The registration statement contains the prospectus, which has important information about Fantex, Inc., the associated brand contract and brand, including information about the associated athlete and his playing contract and endorsements, the offering size and risks you should know about before making any decision to invest. It also includes the methodology and assumptions used by Fantex, Inc. to determine the initial value of the brand and how Fantex, Inc. intends to help increase the potential brand value through its marketing activities. Soon after the registration statement is posted, we start taking reservations for the shares. Remember, if demand for the offering is higher than the number of shares being offered, you might not be allocated all, or any, of the shares you reserved. If demand for the offering is less than the number of shares being offered, Fantex, Inc. may cancel the offering, in which case you would not be allocated any of the shares you reserved.

$10

THE FANTEX ARIAN FOSTER IPO IS $10 PER SHARE.

Check out the prospectus to see the total number of shares issued.

YOU'LL KNOW IF ONE'S COMING.

We'll send you an email – as a heads up – if a new Fantex, Inc. tracking stock is being offered, with a link to the prospectus describing the athlete brand linked to that tracking stock.

RESERVATIONS.

If you want to participate in the upcoming IPO, you'll need to place a reservation through the Fantex site. A reservation does not guarantee that you will be allocated shares.

IPO ELIGIBILITY.

If you want to participate in the IPO, you need to have a funded Fantex account and enough funds available to cover the cost of your order. Otherwise, the reservation won't go through. And, depending on what state you live in or based on answers you gave to create your investment profile during registration, some IPO reservation restrictions may apply.

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
Explore Stock
How It Works
Sign Up

About
About Fantex
Press
Contact

Legal
Privacy Policy
Account Agreement
Business Continuity Procedures
Customer Identification

Connect With Us

SIPC

ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP How It Works SIGN ME UP OVERVIEW OPENING AN ACCOUNT FUNDING AN ACCOUNT IPO TRADING MOBILE WITHDRAWING MONEY SIGN ME UP BUYING & SELLING. Fantex works on a “bid” (buy) and “ask” (sell) system. Before you buy, we encourage you to read the prospectus and understand the risks. Hit the “Buy/Sell” link then check out the Buyer/Seller list. If you see something you like, enter your bid price and see if a seller accepts it. Selling works the same as buying, but in reverse. Instead of a bid, you’ll enter an “ask” price (together with a share amount) - if a buyer accepts, your shares are sold. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market. FEES. The standard transaction fee is 1% on the total amount of your trade. ONLY LIMIT ORDERS ALLOWED. A Limit Order is a buy/sell order for stock at a specific price. If you put out a “Buy Limit Order” for a stock at, say $10, you won’t pay anything above $10, excluding fees. A “Sell Limit Order” works the same way but sets your asking price so that it wont sell for anything under your minimum - sorry, no shorting or market orders allowed. FANTEX MARKET HOURS. Regular trading hours are Monday-Friday, 12 p.m. to 8 p.m. ET. CHECK THE BUYER/SELLER LIST. The buyer/seller list shows you what prices other investors are asking or bidding for different shares of the tracking stock. It simply tells you what’s on the market and for what price. It’s also a handy tool to gauge price range and market interest before putting in a bid of your own or deciding to sell shares you hold. THERE ARE NO MINIMUMS ON SHARES. We don’t have a minimum share requirement on either buying or selling shares. DIVIDEND POLICY. The Fantex, Inc. board of directors is permitted, but not required, to declare and pay dividends on a Fantex tracking stock in accordance with Delaware General Corporation Law. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire Investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of Its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete Information about Fantex, inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Explore Stock About Fantex How it Works Press Sign Up Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. end the use of Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX BROKERAGE SERVICES
HOW IT WORKS LEARN MORE | EXPLORE STOCK IPO & TRADE | LOG IN | SIGN UP

How It Works

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- OVERVIEW
- OPENING AN ACCOUNT
- FUNDING AN ACCOUNT
- IPO
- TRADING
- MOBILE
- WITHDRAWING MONEY

SIGN ME UP

COMING SOON...

It's called the Fantex app and will work on iPhone® and Android™ devices. That means tablets too. We'll notify you when the app is available!

VIEW RISKS

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
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About Fantex
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ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are seperate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX
HOW IT WORKS
EXPLORE STOCK
LOG IN
SIGN UP

How It Works

SIGN ME UP

OVERVIEW
OPENING AN ACCOUNT
FUNDING AN ACCOUNT
IPO
TRADING
MOBILE
WITHDRAWING MONEY
SIGN ME UP


FUND YOUR ACCOUNT
BANK TRANSFER
WIRE TRANSFER

THREE WAYS TO FUND.

Funding your Fantex account can be done in one of three ways – electronic transfer (most common), wire transfer (quickest) or sending in a check by "snail mail". All you have to do is choose the one that works best for you.

NO MINIMUMS REQUIRED.

There's no minimum requirement to fund your account. Just make sure you've got enough money in there to cover your order (including fees) before hitting that "buy" or "reserve" button.


$0


3

A FEW DAYS AND YOU'RE GOOD TO GO.

The time it takes for funds to hit your account depends on the funding method. For electronic transfers, money should show up in 4-5 business days. Wire transfers will usually show up within 1 business day.

NO FEES TO FUND.

We don't charge any fees to fund your Fantex account. However, depending on what method you select, your bank might. Check with them to make sure.

ELECTRONIC TRANSFER VS. WIRE TRANSFER.

The key differences between the two are speed and cost. Electronic transfers may take a few days but are cheaper (in most cases free). Wire transfers are fast, often within the same day but typically have a fee charged by your bank.

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
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About Fantex
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Account Agreement
Business Continuity Procedures
Customer Identification

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ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX BROKERAGE SERVICES
HOW IT WORKS LEARN MORE
EXPLORE STOCK IPO & TRADE
LOG IN
SIGN UP

How It Works

SIGN ME UP

OVERVIEW
OPENING AN ACCOUNT
FUNDING AN ACCOUNT
IPO
TRADING
MOBILE
WITHDRAWING MONEY
SIGN ME UP

WITHDRAWING MONEY IN YOUR ACCOUNT.

Just fill out a form and tell us where to send it. Electronic transfer or check, it's up to you.

FEES.

Electronic Transfers are free, and there is a fee on check requests.

WHEN YOU GET THE MONEY IN YOUR ACCOUNT IS UP TO YOU.

Like depositing funds, getting them back depends on the method. The most common method of electronic transfer usually takes 4-5 business days.

VIEW RISKS

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
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Customer Identification

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SIPC
ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX BROKERAGE SERVICES | HOW IT WORKS LEARN MORE | EXPLORE STOCK IPO & TRADE | LOG IN | SIGN UP



WE'RE THE FIRST REGISTERED TRADING PLATFORM THAT LETS YOU INVEST IN STOCK LINKED TO THE VALUE AND PERFORMANCE OF A PRO ATHLETE BRAND*.

SIGN UP FOR FANTEX

YOUR EMAIL

STATE OF RESIDENCE

SIGN UP ▶

By clicking the sign up button you agree to our Privacy and Customer Identification policies.

Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

IS IT REAL STOCK?

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete – such as income earned from contracts, endorsements and appearance fees.

WHAT IS FANTEX, INC.?

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging its marketing expertise.

MORE DETAILS ABOUT FANTEX, INC. TRACKING STOCK

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock – such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

IS IT REAL MONEY?

The dollars, accounts, trades, risks and rewards here are all very real. At Fantex, you can buy and sell shares of Fantex, Inc. stock linked to the value and performance of a brand of a pro athlete. It's a real marketplace with real money. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

LEARN MORE ABOUT FANTEX ▶

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex: Explore Stock | How It Works | Sign Up
About: About Fantex | Press | Contact
Legal: Privacy Policy | Account Agreement | Business Continuity Procedures | Customer Identification
Connect With Us
SIPC | ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

STEP 1 GET STARTED ✓ | STEP 2 ACCOUNT INFORMATION ✓ | STEP 3 REVIEW & AGREE ✓

WELCOME TO FANTEX!

In order to place a reservation for an IPO or purchase a Fantex, Inc. security you must first fund your account.

FUNDING YOUR ACCOUNT CAN BE DONE IN 1 OF 3 WAYS:

BANK TRANSFER	WIRE TRANSFER	MAIL A CHECK
MOST COMMON	FASTEST METHOD	TRADITIONAL
FUND YOUR ACCOUNT	FUND YOUR ACCOUNT	FUND YOUR ACCOUNT
4 - 5 Business Days	1 Business Day	7 - 10 Business Days
No Fee	Applicable fees may apply	No Fee
Deposit from home	Deposit from the bank	Send via U.S. Mail

OR FUND YOUR ACCOUNT LATER »

VIEW RISKS

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
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About Fantex
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ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are seperate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX

PORTFOLIO
MANAGE INVESTMENT

EXPLORE STOCK
IPO & TRADE

BUYING POWER
$0.00

TRANSACTIONS
0 OPEN

ACCOUNT
ANDREW BERGER

Andrew's Portfolio

Here is the Fantex, Inc. stock you own

TOTAL PORTFOLIO VALUE
$0.00 0.00 0.00%

Tue, Oct 15, 2013 4:53 PM EDT

PORTFOLIO OVERVIEW

STOCK VALUE	CASH BALANCE	PORTFOLIO VALUE
$0.00	$0.00	$0.00

YOUR BUYING POWER IS: $0.00 - ADD FUNDS

OPEN ORDERS

Fantex, Inc. Stock	Details	Status

YOU CURRENTLY DON'T HAVE ANY OPEN ORDERS.
EXPLORE STOCK

GETTING STARTED

In order to place a reservation for an IPO or purchase a Fantex, Inc. stock you must first fund your account. Click the button below to get started.

FUND YOUR ACCOUNT

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
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Press
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ABOUT SSL CERTIFICATES

Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX
PORTFOLIO MANAGE INVESTMENT | EXPLORE STOCK IPO & TRADE | BUYING POWER $1,000.00 | TRANSACTIONS 0 OPEN | ACCOUNT AARON RELPH

Aaron's Portfolio

Here is the Fantex, Inc. stock you own

TOTAL PORTFOLIO VALUE
$1,000.00 0.00 0.00%

Tue, Oct 15, 2013 5:35 PM EDT

PORTFOLIO OVERVIEW

STOCK VALUE	CASH BALANCE	PORTFOLIO VALUE
$0.00	$1,000.00	$1,000.00

YOUR BUYING POWER IS: $1,000.00

OPEN ORDERS

Fantex, Inc. Stock	Details	Status

YOU CURRENTLY DON'T HAVE ANY OPEN ORDERS.
EXPLORE STOCK

YOUR FUNDS ARE AVAILABLE

Your account is now funded and available for use.

WHAT'S NEXT?

Now that your account is funded, you have the ability to buy a Fantex, Inc. Stock or reserve shares in a Fantex, Inc. IPO. To get started, check out the Explore Stock page to find an investment you might be interested in.

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Fantex
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How It Works

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Press
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Copyright 2013.
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

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FANTEX VERNON DAVIS IPO »



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This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

IPO PRICE	IPO STATUS	ESTIMATED CLOSING	SHARES BEING OFFERED
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FANTEX ARIAN FOSTER IPO »



REVIEW THE IPO

This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

IPO PRICE	IPO STATUS	ESTIMATED CLOSING	SHARES BEING OFFERED
--	--	--	--

VIEW RISKS

Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into brand contracts with NFL football players. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the Fantex Vernon Davis prospectus. View the Fantex Arian Foster prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

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Copyright 2013
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

Fantex portfolio manage investment explore stock IPO & Trade buying power transactions account aaron relph fantex vernon davis this tracking stock is intended to reflect the separate economic performance of a specific brand contract that fantex, inc. has signed with an athlete. this is not a direct investement in that athlete or brand contract. It represents an ownership interest in fantex, inc. fantex cannot assure you as to the development or liquidity of any trading market for this stock. Reserve IPO shares read the prospectus view risks IPO price estimated closing shares available underwriter qualified independent underwriter Fantex brokerage services, LLC stifel, nicolaus & company, Inc. Overview brand contract brand info About Fantex, Inc. Fantex, inc. is a brand acquisition, marketing and brand development company whose focus is on acquiring minority interests in the income associated with the brands of professional athletes, entertainers and other high-profile individuals and assisting such individuals in enhancing the reach and value of their respective brands. Fantex, Inc. intends to focus its business on the following core areas: The brand Evaluation Prior to entering into a brand contract, Fantex, Inc. conducts a detailed evaluation of the brand and the contract party to determine whether, in its opinion, the brand would be a suitable brand with the potential to generate significant brand income. Fantex, Inc. considers a brand to be a distillation of a complex set of associations people make with respect to an individual, including performance, appearance, history and personal story, products or services they are associated with, public statements or positions on matters of public concern, how an individual acts or the image they project to the world. Fantex, Inc. seeks brands that convey images and associations that Fantex, Inc believes will be recognized and valued in the market place. Acquisition Fantex, Inc. believes that it has extensive industry contacts among the board of directors, employees, consultants and advisors of the company and affiliates, which it will utilize to access individuals and brands that meet its criteria. Through its contacts, Fantex, Inc. seeks to establish working relationships with these brands and their key advisors to begin the process of educating them about Fantex, Inc.’s business and the benefits of a brand contract and a continuing relationship. Fantex, Inc. enters into an arm’s-length negotiation primarily to finalize a purchase price, the percentage of acquired brand income, which it refers to as the acquired brand income, or ABI, and the scope of brand income, including whether or not there would be any specific exclusions. ENHANCING BRAND VALUE Increasing Brand Reach and Consumer Engagement Fantex, Inc. intends to build a portfolio of brands and enhance the value of these acquired brands via technology and leveraging the company’s marketing, advertising and strategic partnering expertise in callaboration with the contract parties. Fantex, Inc. believes that developing a diverse portfolio of global brands will enable the company to increase brand reach across its portfolio and allow the company to provide unique insights that contract parties may employ to increase consumer awareness of their brands and Fantex, Inc.’s brands more generally. Fantex, Inc. believes that its combined efforts could lead to increased consumer engagement with the brands by optimizing message delivery, including driving engagement through the use of content developed by Fantex, Inc. or third parties. Fantex, Inc. seeks to aid its brands in fostering positive brand associations in order to create a unique position in the marketplace that is independent of their primary occupation, such as an athlete in the NFL Fantex, Inc. believes this will drive greater engagement with a connected audience and lead to greater longevity of the brands. Fantex, Inc. also believes that investors in a tracking series linked to a brand are more likely to be consumer advocates for that brand. Monetization of the Brand In addition to Fantex, Inc.’s services intended to help optimize the reach of the brand and consumer engagement, the company intends to provide advice to contract parties based on its experience that would aid them in obtaining more attractive terms in their negotiations with future sponsors. Fantex, Inc. believes that building critical mass with a portfolio of brands will enable the continual monitoring of the marketplace, including best practices with respect to consumer engagement and other critical drivers of brand value as well as data on demographic metrics and other data relative to brands and their performance. Fantex, Inc. believes that this information and its marketing insights will assist its contract parties to more accurately evaluate their brand value in the marketplace and potentially increase future endorsement payment and brand longevity post career. Evaluation Prior to entering into a brand contract. Fantex, Inc conducts a detailed evaluation of the brand and the contract party to determine whether, in its opinion, the brand would be a suitable brand with the potential to generate significant brand income. Fantex, Inc. considers a brand to be a distillation of a complex set of associations people make with respect to an individual, including performance, appearance, history and personal story, products or services they are associated with, public statements or positions on matters of public concern, how an individual acts or the image they project to the world. Fantex, Inc. seeks brands that convey images and associations that Fantex, Inc believes will be recognized and valued in the market place. Acquisition Fantex, Inc. believes that it has extensive industry contacts among the board of directors, employees, consultants and advisors of the company and affiliates, which it will utilize to access individuals and brands that meet its criteria. Through its contacts, Fantex, Inc seeks to establish working relationships with theses brands and their key advisors to begin the process of educating them about Fantex, Inc.’s business and the benefits of a brand contract and a continuing relationship. Fantex, Inc. enters into an arm’s-length negotiation primarily to finalize a purchase price, the percentage of acquired brand income, which it refers to as the acquired brand income, or ABI, and the scope of brand income, including whether or not there would be any specific exclusions. ENHANCING BRAND VALUE Increasing Brand Reach and Consumer Engagement Fantex, Inc. intends to build a portfolio of brands and enhance the value of these acquired brands via technology and leveraging the company’s marketing, advertising and strategic partnering expertise in callaboration with the contract parties. Fantex, Inc believes that developing a diverse portfolio of global brands will enable the company to increase brand reach across its portfolio and allow the company to provide unique insights that contract parties may employ to increase consumer awareness of their brands and Fantex, Inc.’s brands more generally. Fantex, Inc. believes that its combined efforts could lead to increased consumer engagement with the brands by optimizing message delivery, including driving engagement through the use of content developed by Fantex, Inc. or third parties. Fantex, Inc. seeks to aid its brands in fostering positive brand associations in order to create a unique position in the marketplace that is independent of their primary occupation, such as an athlete in the NFL Fantex, Inc. believes this will drive greater engagement with a connected audience and lead to greater longevity of the brands. Fantex, Inc. also believes that investors in a tracking series linked to a brand are more likely to be consumer advocates for that brand. Monetization of the Brand In addition to Fantex, Inc.’s services intended to help optimize the reach of the brand and consumer engagement, they company intends to provide advice to contract parties based on its experience that would aid them in obtaining more attractive terms in their negotiations with future sponsors. Fantex, Inc. believes that building critical mass with a portfolio of brands will enable the continual monitoring of the marketplace, including best practices with respect to consumer engagement and other critical drivers of brand value as well as data on demographic metrics and other data relative to brands and their performance. Fantex. Inc. believes that this information and its marketing insights will assist its contract parties to more accurately evaluate their brand value in the marketplace and potentially increase future endorsement payment and brand longevity post career. Evaluation Prior to entering into a brand contract. Fantex, Inc conducts a detailed evaluation of the brand and the contract party to determine whether, in its opinion, the brand would be a suitable brand with the potential to generate significant brand income. Fantex, Inc. considers a brand to be a distillation of a complex set of associations people make with respect to an individual, including performance, appearance, history and personal story, products or services they are associated with, public statements or positions on matters of public concern, how an individual acts or the image they project to the world. Fantex, Inc. seeks brands that convey images and associations that Fantex, Inc believes will be recognized and valued in the market place. Acquisition Fantex, Inc. believes that it has extensive industry contacts among the board of directors, employees, consultants and advisors of the company and affiliates, which it will utilize to access individuals and brands that meet its criteria. Through its contacts, Fantex, Inc seeks to establish working relationships with theses brands and their key advisors to begin the process of educating them about Fantex, Inc.’s business and the benefits of a brand contract and a continuing relationship. Fantex, Inc. enters into an arm’s-length negotiation primarily to finalize a purchase price, the percentage of acquired brand income, which it refers to as the acquired brand income, or ABI, and the scope of brand income, including whether or not there would be any specific exclusions. ENHANCING BRAND VALUE Increasing Brand Reach and Consumer Engagement Fantex, Inc. intends to build a portfolio of brands and enhance the value of these acquired brands via technology and leveraging the company’s marketing, advertising and strategic partnering expertise in callaboration with the contract parties. Fantex, Inc believes that developing a diverse portfolio of global brands will enable the company to increase brand reach across its portfolio and allow the company to provide unique insights that contract parties may employ to increase consumer awareness of their brands and Fantex, Inc.’s brands more generally. Fantex, Inc. believes that its combined efforts could lead to increased consumer engagement with the brands by optimizing message delivery, including driving engagement through the use of content developed by Fantex, Inc. or third parties. Fantex, Inc. seeks to aid its brands in fostering positive brand associations in order to create a unique position in the marketplace that is independent of their primary occupation, such as an athlete in the NFL Fantex, Inc. believes this will drive greater engagement with a connected audience and lead to greater longevity of the brands. Fantex, Inc. also believes that investors in a tracking series linked to a brand are more likely to be consumer advocates for that brand. Monetization of the Brand In addition to Fantex, Inc.’s services intended to help optimize the reach of the brand and consumer engagement, they company intends to provide advice to contract parties based on its experience that would aid them in obtaining more attractive terms in their negotiations with future sponsors. Fantex, Inc. believes that building critical mass with a portfolio of brands will enable the continual monitoring of the marketplace, including best practices with respect to consumer engagement and other critical drivers of brand value as well as data on demographic metrics and other data relative to brands and their performance. Fantex. Inc. believes that this information and its marketing insights will assist its contract parties to more accurately evaluate their brand value in the marketplace and potentially increase future endorsement payment and brand longevity post career. ABOUT FANTEX, INC. TRACKING STOCK A Fantex, Inc. tracking stock is intended to reflect the separate economic performance of a brand. Fantex, Inc. will attribute the following assets and liabilities to a brand: 1) 95% of the brand income acquired pursuant to the brand contract entered into between Fantex, Inc. and an individual athlete or high-profile individual. Brand income can consist of income earned pursuant to an athlete’s playing contract and related income received from activities such as endorsements or broadcasting; 2) Any and all liabilities, costs and expenses incurred by Fantex, Inc. after the offering of a tracking stock that are directly attributable to the brand, such as direct costs arising out of the promotion of the brand or arising out of or related to the maintenance and enforcement of the brand contract; 3 A pro rate share of general liabilities, costs and expenses not directly attribute to any specific tracking stock (calculated based on the attributable brand income). Attributable expenses would include, for example, a pro rata portion of the service fee Factex, Inc. pays to its parent company pursuant to the management agreement between Fantex, Inc. and its parent company (5% of Fantex, Inc’s cash receipts). Holders of shares of a Fantex, Inc. tracking stock will have no direct investment in the busineses or assets attributed to the brand linked to the tracking stock. Rather, an investment in a Fantex, Inc. tracking stock will represent an ownership interest in Fantex, Inc, as a whole. FANTEX, INC. BOARD OF DIRECTORS The Fantex, Inc. board is comprised of seven directors including Dave Beime, Chairman and Buck French, CEO. The five directors below are “Independent” directors per NASDAQ standard. DIRECTOR TERDEMA USSERY PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE DALLAS MAVERICKS Terdema is currently the President and Chief Executive Officer of the Dallas Mavericks and previously served as Chief Executive Officer of HDNet LLC. Terdema also serves as an Alternate Governor for the Mavericks on the NBA Board of Governors. Terdema received a B.A. from Princeton’s Woodrow Wilson School of Public and International Affairs, an M.P.A. from John F. Kennedy School of Government at Harvard University and a J.D. from the University of California at Berkeley in 1987. DIRECTOR JOHN H. COSTELLO PRESIDENT, GLOBAL MARKETING & INNOVATION AT DUNKIN’ BRANDS GROUP John is currently the President, Global Marketing and Innovation, for Dunkin’ Brands Group, Inc. He has global responsibility for Dunkin’s Donuts and Baskin Robbins advertising, marketing, consumer engagement, digital, social and loyalty initiatives, sports and entertainment marketing, consumer and business intelligence and field marketing. John has served as Executive Vice President of Merchandising and Marketing at The Home Depot, Senior Executive Vice President of Sears, CEO of MVP.com, Chief Global Marketing Officer of Yahoo! and President and COO of Nielsen Marketing Research U.S. DIRECTOR RONALD MACHTLEY PRESIDENT BRYANT UNIVERSITY Ronald is currently the President of Bryant University and was previously a Republican member of the United States House of Representatives from Rhode Island. Ronald also currently serves on the boards of directors of Amica Insurance Company, Cranston Print Works, Inc. Rhode Island Foundation and Preservation Society of Newport, among other organizations. Ronald received a B.S. from the United States Naval Academy and a J.D. from Suffolk University Law School. DIRECTOR SHAHAN SOGHIKIAN CO-FOUNDER & MANAGING DIRECTOR OF PANORAMA CAPITAL Shahan is a co-founder and Managing Director of Panorama Capital, a venture capital firm, which invests in early to mid-stage technology and life sciences companies. Shahan began his investment career when he joined JPMorgan Partners in 1990, where he most recently served as head of its venture capital program until the formation of Panorama in 2006. Shahan received a B.A. in Biology from Pitzer College and an M.B.A. from the UCLA Anderson School of Management. DIRECTOR C. WILLIAM HOSLER CHIEF FINANCIAL OFFICER AND DIRECTOR OF CATELLUS ACQUISITION COMPANY LLC Bill brings to the Board significant experience in investment and finance, as well as his experience as a Chief Financial Officer of a publicly traded company. He currently serves as Chief Financial Officer and a director of Catellus Acquisition Company, LLC. Bill has held CFO positions at Marcus & Millichap Holding Companies, Mirion Technologies, Catellus Development Corporation, and Morgan Stanley Real Estate Funds. Bill received a B.S. in Chemical Engineering from the University of Notre Dame and an M.B.A. from the University of Virgina. Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into brand contracts with NFL football players. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.  Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the Fantex Vernon Davis prospectus. View the Fantex Arian Foster prospectus. This is not an offer to sell, not a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works Help About About Fantex Press Contract Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect with us SIPC Member: FINRA Copyright 2013 On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage LLC does not solicit, recommend or offer advice on the Investment merits of investing in any securities.

Fantex version davis Fantex portfolio explore stock buying power transactions account brokerage services Manage investment ipo & trade – – – – aaron relph Reserve ipo shares Read the prospectus View risks This tracking stock is intended to reflect the separate economic performance of a specific brand contract that fantex, inc. has signed with an athlete this is not a direct investment in that athlete or brand contract. it represents an ownership interest in fantex, inc. fantex cannot assure you as to the development or liquidity of any trading market for this stock. Ipo price estimated closing shares available fantex brockerage services, llc underwriting qualified independent underwriter – –.– – – – – – fantex brockerage services, llc stifel, nicolaus & company, inc. overview brand contract brand info Brand contract (information updated as of December 27, 2013) The information below is a summary of currently effective contracts of vernon davis that are included in his brand income, as defined in the contract between vernon davis and fantex, inc. fantex, inc. has acquired 10% interest in vernon davis’s brand income as defined in the contract with fantex, inc. view the prospectus. Included contracts Counterparty type of contract product category san franciso forty niners, limited nfl player contract n/a kgo-tv television sports commentary krave pure foods inc. endorsement food hungry fisk media, llc (d/b/a nutraclick) endorsement nutrition new league productions, inc. television tv appearance Brand income definition for vernon davis Brand income as defined in the brand contract between fantex, inc. and vernon davis is the gross monies or other consideration (including rights to make investments) that vernon davis receives from and after October 30, 2013, subject to specified exceptions and net of certain related expenses (such as legal fees, travel expenses and self-employment taxes) as a result of his activities in the sport of football (including nfl and non-nfl activities), including salaries and wages from his employment as a professional athlete and the license or assignment of rights in his persona, including use of his name, voice, likeness, image, signature, talents, live or taped performances, in connection with motion pictures, television and internet programming, radio, music, literary, talent engagements, personal appearances, public appearances, records and recording, or publications; any use of his persona for purposes of advertising, merchandising, or trade, including sponsorships, endorsements and appearances, and any other license or assignment of rights in his persona, to generate income; and any other personal services performed by vernon davis which are of the type typically performed by individuals in the field of football because of their status as a professional athlete or other professional with in the field of football (including, without limitation, sports casting, coaching, participating in sports camps, acting as spokesperson). Income that is excluded from brand income, consists of: • Any cash receipts resulting from his investments in stocks or other equity, bonds, commodities, derivatives, debt, franchises or real estate, so long as such stocks or other equity, bonds, commodities derivatives, debt investments, franchises and real estate are not received by him as compensation for activities (including licensing of rights) in the “field” as defined in his brand contract. • Any income received from employment, services rendered or other activities not related to professional football and related fields. • Any reasonable reimbursement of incidental expenses actually incurred by Vernon Davis, including without limitation, travel, lodging, per diem and other incidental expenses, or the value of any such items paid by a third party on his behalf. • Any income of: (1) the Vernon Davis Foundation or (2) any other charitable foundation or organization as a result of personal services performed by Vernon Davis. • Any proceeds of the insurance policy purchased by Vernon Davis against the risk of injury or disability. • Certain future pension and benefit payments under the CBA, except that income deferred pursuant to article 26, section 6 of such cba shall not be deemed to be future pension payments and as such, shall be included in brand income; • merchandise, services or service plans or merchandise, service or service plan credit up to the lesser of $40,000 and 4% of all brand income during any applicable calendar year and as otherwise agreed by fantex in its discretion, and • the following specifically excluded income: Income derived from his performance as a painter, sculptor or artist in any other fine or graphic arts medium, related of gallery 85 or any other art gallery owned by him or from any school for the arts established in part by him, whether charitable or for profit, regardless of whether he participates or his persona is used to market or promote such school); Any and all cash or other consideration, in any form whatsoever, received by Vernon Davis from the following entities (or their affiliates as agreed as of October 30, 2013): (1) lke Shehadeh and lke’s Love & Sandwiches Franchising LLC and (2) Jamba Juice Company; VIEW RISKS Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk. Investing In a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into brand contracts with NFL football players. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the seperate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However,holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at WWW.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the Fantex Vernon Davis prospectus. View the Fantex Arian Foster prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explorer Stock How it Works Help About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us f SiPC Member.FINRA COPYRIGHT 2013 On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantage Brokerage Services Fantex Brokerage Services LLC and Fantex Inc. are separate but affillated companies. Security products are not FDIC Insured are not bank guaranteed and may lose value. Fantex Brokerage LLC does not solicit, recommend or offer advice on the Investment merits of Investing in any securities. brand income definition for vernon davis

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FANTEX VERNON DAVIS

This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

RESERVE IPO SHARES

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IPO PRICE	ESTIMATED CLOSING	SHARES AVAILABLE	UNDERWRITER	QUALIFIED INDEPENDENT UNDERWRITER
--.--	—	—	Fantex Brokerage Services, LLC	Stifel, Nicolaus & Company, Inc.

OVERVIEW | BRAND CONTRACT | BRAND INFO

ABOUT THE BRAND (Information updated as of December 27, 2013)

Vernon Davis is a tight end for the 49ers in the NFL. He has been in the NFL since 2006. Vernon Davis attended the University of Maryland, where he was the starting tight end for his sophomore and junior seasons. Vernon Davis entered the NFL draft after his junior year and was selected in the first round, 6th overall, by the San Francisco 49ers. Vernon Davis was born on January 31, 1984 and is 29 years old as of the start of the 2013 NFL season. He currently lives in San Jose, California.



NFL, ENTREPRENEUR, TRANSFORMATIONAL

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BRAND POSITIONING

Fantex, Inc.'s vision for a brand identity for Vernon Davis is to associate him as "transformational." Vernon Davis has had many inflection points throughout his life that serve as powerful examples of his ability to persevere and evolve through challenging circumstances. Vernon Davis has become a successful football player, team leader, student of the arts, philanthropist, and entrepreneur. As one of the first athletes to sign a brand contract with Fantex, Inc., he is helping transform how athletes look to build and enhance their brands.

For complete description, please view the prospectus.

Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into brand contracts with NFL football players. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk.

VIEW RISKS

*** Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.**

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the Fantex Vernon Davis prospectus. View the Fantex Arian Foster prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

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Copyright 2013
On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of "Fantex," unless otherwise specified, refers to Fantex Brokerage Services.
Fantex Brokerage Services LLC and Fantex Inc. are separate but affiliated companies.
Security products are not FDIC insured, are not bank guaranteed and may lose value.
Fantex Brokerage LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS LEARN MORE EXPLORE STOCK IPO & TRADE LOG IN SIGN UP ABOUT US Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS BOARD & ADVISORS DAVID BEIRNE CO-FOUNDER AND CHAIRMAN BUCK FRENCH CO-FOUNDER AND CEO DAVE MULLIN CO-FOUNDER AND CPO RAJNEEL GANJOO VP PRODUCT DEVELOPMENT DAVID PUTNAM VP PRODUCT MANAGEMENT BEN SCHECHTER VP MARKETING BILL GARVEY CHIEF LEGAL OFFICER VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment. Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This Investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works Sign Up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013, On www.fentex.com all securities mentioned are issued by Fantex, Inc and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing In any securities.

HOW IT WORKS LEARN MORE EXPLORE STOCK IPO & TRADE LOG IN SIGN UP ABOUT US Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS BOARD & ADVISORS DAVID BEIRNE CO-FOUNDER AND CHAIRMAN Dave is the Chairman of the Board of Directors of Fantex Holdings. He was a General Partner at Benchmark Capital, investors in eBay, Juniper and Twitter and co-founded and served as CEO of Ramsey/Beime Associates, Inc an executive search firm. Dave received a B.S. in Business Administration and Management from Bryant University and brings to the Board his extensive recruiting, management, and operational experience. BUCK FRENCH CO-FOUNDER AND CEO Buck serves as our Chief Executive Officer and a Co-founder of Fantex Holdings. Buck brings to Fantex Holdings his extensive management, business development, financial and strategic planning experience. Previously, Buck founded and served as CEO of OnLink, which sold to Siebel systems. He then built and ran Siebel Systems eCommerce business unit. He was also CEO & Chairman of Security and led its sale to Secure Computing. Buck holds an MBA from Harvard University and a BS in Economics and General Engineering from West Point. DAVE MULLIN CO-FOUNDER AND CFO Dave serves as our Chief Financial Officer and has more than 30 years of experience providing strategic direction, organizational and financial management at high-tech firms. He has been CFO at Become, Inc.; CFO at Onlink; CFO at NPTest during its IPO and subsequent sale; and CFO & CIO at Smart Modular. Dave is a California Certified Public Accountant and received a B.A. in Business Administration from San Francisco State University. RAJNEEL GANJOO VP PRODUCT DEVELOPMENT Rajneel serves as our VP of Product Development and brings to Fantex Holdings his expertise in building financial, social, and mobile consumer products and services. Prior to Fantex Holdings, he was Co-Founder and VP of Products at StreetOwl Inc. He has also been Senior Director of Consumer Technology at GreenRoad Inc; Head of Technology Architecture at E*Trade Financial; and Co-Founder of Sonatype Inc. He holds an MBA from the UC Berkeley Haas School of Business. DAVID PUTNAM VP PRODUCT MANAGEMENT David serves as our VP of Product Management and has more than 15 years experience delivering internet and software applications to consumers and enterprises. He previously worked as VP of Product Management at StockTwits. He has also served as Head of Product Management at Yahoo! Finance, which became the largest finance destination on the internet based on unique visitors. David has an MBA from the Santa Clara University Leavey School of Business. BEN SCHECHTER VP MARKETING Ben serves as our VP of Marketing and brings to Fantex Holdings his background of digital consumer marketing and sports industry expertise. He previously led product marketing for HomeAway.com, focusing on driving adoption of revenue producing products. Prior to HomeAway, Ben led marketing for Yahoo! Sports, driving growth in both traffic and fantasy sports usage and revenue. Ben holds an MBA in marketing from the UCLA Anderson School of Business and a Bachelor of Arts in Sports Management from the University of Michigan. BILL GARVEY CHIEF LEGAL OFFICER Bill Garvey brings nearly 20 years of experience providing strategic legal advice, with an emphasis on securities law, commercial transactions and corporate governance, to public emerging growth companies in Silicon Valley. He has been the General Counsel at iPass, Inc., ShoreTel, Inc., Rackable Systems, Inc. (now Silicon Graphics International Corp.) and Actuate Corporation. He helped both Rackable Systems and Actuate complete their initial public offerings. Bill holds a B.S. in Applied Sciences and Engineering from West Point and a J.D. from Stanford Law School. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This Investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This Is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How It Works Sign Up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit recommend or offer advice on the investment merits of investing In any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOG IN SIGN UP ABOUT US Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS JOHN RODIN PRESIDENT MARCO PELLINI VP TRADING AND OPERATIONS J. MICAH GLICK CHIEF COMPLIANCE OFFICER TED MONOHON CHIEF FINANCIAL OFFICER VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arlan Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (Including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works Sign Up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

HOW IT WORKS EXPLORE STOCK LEARN MORE IPO & TRADE LOGIN SIGNUP ABOUT US Based in San Francisco, Fantex Brokerage Services(FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS THE TEAM FANTEX BROKERAGE SERVICES FANTEX HOLDINGS BOARD & ADVISORS JOHN RODIN PRESIDENT John serves as the President of Fantex Brokerage Services. John brings more than 15 years of Wall Street experience. Most recently, he was Co-President of Glenview Capital Management, currently a $6.5B long/short hedge fund In New York. He held multiple roles over more than 10 years at Glenview, including Analyst and Director of Research. Prior to Glenview, John worked at Goldman, Sachs & Co. In the Investment Banking and Equities Divisions. John has a BA, magna cum laude, from Columbia University. MARCO PELLINI VP TRADING AND OPERATIONS Marco Pellini has more than 20 years of Wall Street and online brokerage experience in the retail and Institutional space, with expertise In electronic trading, brokerage operations, and market structure. He has held several senior level positions within the industry including President & COO of E*TRADE Capital Markets, VP of Trading at E*Trade Securities, and Managing Director of Surge Trading. Marco has a B.S. in Finance from the University of San Francisco. J. MICAH GLICK CHIEF COMPLIANCE OFFICER Micah serves as the Chief Compliance Officer and in-House Counsel of Fantex Brokerage Services. Micah has more than 20 years of experience in the Broker Dealer industry at small, medium and large broker dealers and across diverse securities instruments. Prior to Fantex Brokerage Services, Micah was the Chief Compliance Officer at Cutler Group and Montgomery & Company. Micah has a law degree from Emory University in Atlanta. He is a member of the California and Georgia bars. TED MONOHON CHIEF FINANCIAL OFFICER Ted brings more than 25 years of financial management experience to Fantex Brokerage Services. Prior to this role, Ted served as Vice President of Finance for Become, Inc, where he oversaw the accounting and finance organization through several rounds of financing and international expansion. He has also held accounting positions at PaymentOne Corporation as Corporate Controller as well as several financial management positions at Wells Fargo Bank and Bank of Hawaii In the Internet Banking, Trust & Wealth Management, and Investment areas. Ted Is a certified public accountant, and he holds a BA In Accounting from the Rochester Institute of Technology. VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock Is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex Explore Stock How it Works Sign up About About Fantex Press Contact Legal Privacy Policy Account Agreement Business Continuity Procedures Customer Identification Connect With Us ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned ere Issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FDIC Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

FANTEX HOW IT WORKS EXPLORE STOCK LOG IN SIGN UP LEARN MORE IPO & TRADE PRESS Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company to both FBS and Fantex, Inc. Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission. PRESS LOGOS VIEW RISKS This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment Fantex, Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stocks involves risk. * Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks. Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, Fantex, Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled. Fantex About Legal Connect With Us Explore Stock How It Works Sign Up About About Fantex Press Contact Privacy Policy Account Agreement Business Continuity Procedures Customer Identification ABOUT SSL CERTIFICATES Copyright 2013. On www.fantex.com all securities mentioned are issued by Fantex, Inc. and the use of “Fantex,” unless otherwise specified, refers to Fantex Brokerage Services. Fantex Brokerage Services LLC and Fantex, Inc. are separate but affiliated companies. Security products are not FD1C Insured, are not bank guaranteed and may lose value. Fantex Brokerage Services LLC does not solicit, recommend or offer advice on the investment merits of investing in any securities.

An investor should carefully consider all of the information set forth in the prospectus and, in particular, the information under the heading “Risk Factors” prior to making an investment in the Fantex Arian Foster tracking stock. These risks include, among others, the following:

Summary of Risks

Risks Relating to Our Limited Operating History, Financial Position and Capital Needs

•                  We have incurred significant losses since our inception and anticipate that we will continue to incur losses in the future.

•                  We have a very limited operating history, which may make it difficult for you to evaluate the success of our business to date and to assess our future viability. Our business model also requires us to make substantial upfront payments to our contract parties in exchange for rights to future payments.

•                  To date, we have not generated any revenues or cash flow from any brand contract, and following completion of this offering, our brand contract with Vernon Davis will represent our only source of revenue or cash flow. We may not receive the cash amounts that we expect, or any at all, from our brand contract with Vernon Davis or from any future brand contracts and we may never generate sufficient revenue to become profitable.

•                  We will need to obtain additional funding to acquire additional brands and we may also need additional funding to continue operations. If we fail to obtain the necessary financing, or fail to become profitable or are unable to sustain profitability on a continuing basis, then we may be unable to continue our operations at planned levels and we may be forced to significantly delay, scale back or discontinue our operations.

Risks Relating to Our Brand Contracts and Our Business

•                  Our principal source of cash flow for the foreseeable future will be derived from our brand contracts.

•                  We do not have any experience managing brand contracts and we do not have any historical performance data about our brand contracts.

•                  Our cash flows under our brand contracts will depend upon the continued satisfactory performance of the related contract party, and we do not have any rights to require the contract party to take any actions to attract or maintain or otherwise generate brand income.

•                  The contract party is neither our affiliate, nor a director, officer or employee of our company and owes no fiduciary duties to us or any of our stockholders. The contract party has no obligation to enhance the value of the brand or disclose harmful information to the stockholders.

•                  Profitability of our brand contracts may also depend upon the contract party’s ability to attract and maintain endorsements and attract and maintain other brand income generating activities.

•                  Brand income may decrease due to factors outside the control of the contract party, such as an injury, illness, medical condition or death of the contract party, or due to other factors such as public scandal or other reputational harm to the contract party. In any such event, it is likely that the brand income with respect to such brand contract will not return to its prior levels or may cease completely.

•                  The contract party or other third parties may refuse or fail to make payments to us under the brand contracts.

•                  Our brand contracts are not secured by any collateral or guaranteed or insured by any third party other than the contract party, and you must rely on Fantex to pursue remedies against the contract party in the event of any default.

•                  The brand contract does not restrict the contract party from incurring unsecured or secured debt, nor does it impose any other financial restrictions on the contract party.

•                  The financial and other information that we obtain from the contract party or other third parties may be inaccurate and may not accurately reflect the true financial position of the contract party, and the risk of default on the brand contract may be significant and may be higher than we anticipate.

•                  Our due diligence procedures may not reveal all relevant information regarding a targeted brand acquisition and may result in an inaccurate assessment of the projected value of an acquired brand.

•                  The valuation of our brand contracts and expected ABI requires us to make material assumptions that may ultimately prove to be incorrect. In such an event, we could suffer significant losses that could materially and adversely affect our results of operations.

•                  Changes in government policy, legislation or regulatory interpretations could cause our business operations or offerings of tracking series to become subject to additional regulatory or legal requirements (including insurance and other regulations) that may adversely affect our business operations and ability to offer additional tracking series.

•                  The leagues, team owners, players associations, endorsement partners, elected officials or others may take actions that could restrict our ability or make it more costly for us to enter into future brand contracts.

•                  We are dependent on our management team, and the loss of any key member of this team may prevent us from implementing our business plan in a timely manner, or at all.

Risks Relating to Vernon Davis

•                  Vernon Davis’s NFL player contract is a significant portion of the current amounts we would receive under his brand contract.

•                  The value of our Vernon Davis Brand is dependent upon the performance of, and to a lesser extent, the popularity of Vernon Davis in the NFL.

•                  The profitability of Vernon Davis’s brand contract is substantially dependent upon Vernon Davis’s ability to enter into at least one additional multi-year NFL player contract for at least $33 million, and, to a lesser extent, on his ability to successfully attract and retain endorsements during his playing career and thereafter in excess of amounts he has attracted historically and/or generate other brand income after his playing career.

•                  Our ability to increase the value of the Vernon Davis Brand may be limited and our investments in the promotion of the Vernon Davis Brand may cause the market value of our stock to decline.

•                  Vernon Davis has incurred other secured debt, including auto and mortgage payables, the payment of which may adversely impact his ability to make payments under the brand contract.

•                  Vernon Davis may suffer from an injury, illness or a medical condition; any injuries, illnesses or medical conditions of Vernon Davis may affect the amounts received by us under the brand contract.

•                  Future negative publicity could damage Vernon Davis’s reputation and impair the value of his brand.

•                  Vernon Davis could be negatively affected by an NFL work stoppage.

•                  Vernon Davis could be negatively affected by current and future rules of the NFL.

•                  There could be a decline in the popularity of the NFL and/or the team on which Vernon Davis plays in the NFL, or a decline in Vernon Davis’s popularity.

Risks Relating to our Tracking Stock Structure

•                  A specified portion of the ABI associated with each of our brand contracts will be attributed to our platform common stock rather than the associated tracking series. Therefore each of our tracking series will only partially reflect the economic performance of the associated brand contract and other assets and expenses of the associated tracking series brand.

•                  As a series of our common stock, each of our tracking series will be exposed to additional risks associated with our company as a whole, including any individual tracking series that exists at the time of the offering or that we may establish and issue in the future.

•                  The market price of our tracking series may not reflect the intrinsic value or performance of the associated tracking series brand.

•                  The market price of our tracking series may be more volatile than other publicly traded common stock because of our unique capital structure.

•                  Our capital structure may create conflicts of interest for our board of directors and management, which could have a material adverse effect on the market value of any of our tracking series.

•                  Our parent, Fantex Holdings, Inc., or Fantex Holdings, as a holder of our platform common stock, will have control over key decision making as a result of their control over a majority of our voting stock.

•                  Ownership of our platform common stock by our parent company and any of our officers or directors, may create, or appear to create, conflicts of interest with holders of our tracking series, including Fantex Series Vernon Davis.

•                  Our officers and directors may have a conflict of interest or appear to have a conflict since almost all of our officers are also officers of Fantex Holdings.

•                  Our capital structure may decrease the amounts available for the payment of dividends to holders of our tracking series.

•                  Our board of directors has the ability to change our attribution policies at any time without a vote of our stockholders, which may adversely affect the market value of our Fantex Series Vernon Davis.

•                  Our board of directors may, in its sole discretion, elect to convert any of our tracking series into our platform common stock, thereby changing the nature of your investment and possibly diluting your economic interest in Fantex or creating market uncertainty regarding the nature of your investment, any of which could result in a loss in value to holders of our tracking series.

Risks Relating to this Offering and the Offering Process

•                  There is no current trading market for our Fantex Series Vernon Davis or any other series of our capital stock and if a trading market does not develop, purchasers of our Fantex Series Vernon Davis may not be able to sell, or may have difficulty selling, their shares.

•                  Our Fantex Series Vernon Davis is not a “covered security,” or otherwise exempt from the “blue sky” securities laws governing sales and purchases of Fantex Series Vernon Davis in each of the fifty states, and therefore we must register in each state in which offers and sales will be made.

•                  State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell shares of our Fantex Series Vernon Davis.

•                  We expect that our offering will primarily attract individual investors, and therefore our initial public offering price may not be sustainable if and when trading begins, and the price of our Fantex Series Vernon Davis could decline rapidly and significantly.

•                  We intend to issue additional tracking series, which would reduce then-existing investors’ percentage of ownership in Fantex and may dilute our share value.

•                  Transaction costs for trades on the FBS ATS could decrease the liquidity of your investment in our Fantex Series Vernon Davis and could reduce or eliminate any positive return on your investment in our Fantex Series Vernon Davis.

•                  Our compliance burdens and costs will be significant as a result of operating as a public company, particularly as a result of our tracking stock structure. Our management will be required to devote substantial time to compliance matters.

•                  If Fantex Series Vernon Davis is not treated as a class of common stock of Fantex, adverse federal income tax consequences will result.

Risks Relating to the Issuance of Additional Tracking Series, Including the Issuance of Fantex Series Arian Foster, which issuance has currently been postponed and which may not be consummated on terms described elsewhere in this prospectus, if at all.

•                  Our Fantex Series Vernon Davis may be adversely impacted by any non-performing brand contracts, whether or not such brand contracts are included in the assets attributed to our Fantex Series Vernon Davis.

•                  If a blog post published about us in August 2013 were held to be in violation of the Securities Act, we could be required to repurchase securities sold, if any, in our offering of Fantex Series Arian Foster. You should rely only on statements made in this prospectus in determining whether to purchase shares of our Fantex Series Vernon Davis.

•                  Our Fantex Series Vernon Davis may be adversely impacted by the postponement of our offering of the Fantex Series Arian Foster.

Risks Relating to Our Affiliate, FBS, and the FBS ATS

•                  To own or trade our Fantex Series Vernon Davis, you must have a brokerage account with FBS and our Fantex Series Vernon Davis will be traded in the secondary market only through the FBS ATS.

•                  The securities settlement process at FBS exposes it to certain risks specific to broker-dealers that clear their own trades, which include greater sanctions for errors vis-a-vis brokers that outsource these functions to third-party providers.

•                  The FBS website and the FBS ATS are each operated on computer hardware that is currently located in a third-party Web hosting facility and there may be interruptions or delays in service that are out of our, FBS’s or the third party’s control, which may result in an inability to sell your shares.

•                  If security measures at the FBS website and the FBS ATS are breached and unauthorized access is obtained to a customer’s data, the FBS ATS may be perceived as not being secure and customers may curtail or stop trading on the platform.

Risks Relating to the Latitude Given to Our Board and Fantex Holdings

Our board of directors and Fantex Holdings will have extraordinary latitude to make decisions without your consent, and any of these decisions may have a material and adverse effect on your investment. Our board of directors will make any such decision in accordance with its good faith business judgment that such decision is in the best interests of our company and the best interests of all of our stockholders as a whole. In certain circumstances, decisions of our board of directors may also be subject to the approval of the conflicts committee. This may mean that our board of directors may make a decision that is not necessarily in your best interest but that may be in the best interests of all of our stockholders as a whole. Significant decisions that may be made by Fantex Holdings or our board of directors without your consent include the following:

•                  Voting.  Holders of shares of our Fantex Series Vernon Davis and our platform common stock are each, and holders of shares of our Fantex Series Arian Foster assuming the consummation of the offering of our Fantex Series Arian Foster will be, entitled to one vote per share of such stock. Following the consummation of this offering, Fantex Holdings, our parent company, will hold all 100,000,000 outstanding shares of our platform common stock, and thus will hold approximately 99% of the voting power of our outstanding common stock. As a result, our parent, Fantex Holdings will have control over key decision making as a result of their control over a majority of our voting stock, including, for example, election of our board of directors and other major stockholder decisions, such as a whether or not to enter into a change of control of the company.

•                  Conversion.  Our board of directors may, in its sole discretion, elect to convert any of our tracking series into our platform common stock, thereby changing the nature of your investment and possibly diluting your economic interest in our company, which could result in a loss in value to holders of our tracking series.

•                  Dividends.  Our board of directors is permitted, but not required, to declare and pay dividends on our platform common stock or any of our tracking series. Our board of directors has discretion to declare a dividend on any series of common stock without declaring a dividend on any other series of our common stock, but not in excess of the available dividend amounts for each series. We intend to pay cash dividends from time to time out of available cash for each tracking series, including our Fantex Series Vernon Davis, equal to an amount in excess of 20% of the “available dividend amount” for such series. Our board of directors may change its dividend policy at any time and from time to time. However, our board of directors will not in any event change the definition of “available dividend amount” for any series of our common stock or declare dividends on any series of our common stock in excess of the “available dividend amount” for that series.

•                  Sale of Brands.  Our board of directors may in its discretion sell all or substantially all of the assets of a tracking series brand. If we do so (but not in connection with a sale of our company as a whole), our board of directors has the discretion to either pay a dividend to holders of the related tracking series, redeem shares of the related tracking series, convert the outstanding shares of the related tracking series into platform common stock, or they may choose any combination of the foregoing (however, they must choose one of these options).

•                  Attribution Policies.  Our board of directors may, without stockholder approval, modify, change, rescind or create exceptions to our management and attribution policies for purposes of attributing our assets and liabilities between and among our platform unit and various other business units that we intend to establish from time to time, and attributing between these different business units other items (such as debt, corporate overhead, taxes, corporate opportunities and other charges and obligations) in a manner we deem reasonable after taking into account all material factors. However, our board of directors will not in any event reallocate the “underlying assets” for any tracking series, as such term is defined in the certificate of designation for that series. For the Fantex Series Vernon Davis, the “underlying assets” are 95% of the ABI.

FANTEX BROKERAGE SERVICES, LLC

WEBSITE COPY

Page: FANTEX VERNON DAVIS—SIGN UP PAGE

Headline

FANTEX VERNON DAVIS IS NOW OPEN FOR RESERVATIONS.

(or)

TRADE WHAT YOU KNOW

(or)

THIS TRADING FLOOR IS MADE OF TURF & HARDWOOD

Invest in stock linked to the value of Vernon Davis’ brand*

Title:

<Email Address>

< State of Residence>

(Button) Get Started

Sub:

By clicking the sign up button you agree to our Privacy and Customer Identification policies.

Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

Bullets:

Title:

Is it Real Stock?

Sub:

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC). Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete — such as income earned from contracts, endorsements and appearance fees.

Title:

What is Fantex, Inc?

Sub:

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.’s marketing expertise.

Title:

Is it Real Money?

The dollars, accounts, trades, risks and rewards here are all very real.  However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

(Button) Learn More About Fantex

Title:

About Fantex, Inc. Tracking Stock

Sub:

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock — such as income earned from contracts, endorsements and appearance fees.  Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock.  In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future.  Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Legend:

This offering is highly speculative and the securities involve a high degree of risk.  Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into brand contracts with NFL football players.  The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts.  Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands.  There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website.  The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete.  Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future.  Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services.  Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative.

Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482.  View the Fantex Vernon Davis prospectus.  View the Fantex Arian Foster prospectus.  This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — OVERVIEW

Headline:

How It Works.

Title:

Not just any brokerage service.

Sub:

Fantex is an all-new marketplace where you can buy and sell shares linked to the value and performance of the brand of an athlete — It’s real money, real investments, and a real athlete’s brand.  However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

Title:

Own stock linked to the value and performance of an athlete’s brand*.

Sub:

The stock available is common stock issued by Fantex, Inc. This tracking stock is linked to the economic performance and value of a brand of a professional athlete — such as income earned from contracts, endorsements and appearance fees.

Title:

Fantex, Inc. is a brand building company.

Sub:

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging its marketing expertise.

Title:

It’s a real stock.

Sub:

The tracking stock offered is pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC).

Title:

More Details About Fantex, Inc. Tracing Stock

Sub:

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock — such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete.

Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Title:

We’ll let you know if another one’s coming.

Sub:

The only tracking stock available on Fantex is one that has one through the SEC registration process. The goal is to sign additional athlete brand contracts and offer tracking stocks linked to those brands.  If this happens, we’ll notify you both on the website and via email for those who have signed up.

Title:

Adding up athlete brand value.

Sub:

An athlete’s brand value is made up of certain income generated throughout both their playing and post-career. This includes income from items such as playing contracts, endorsements, and appearance fees, a percentage of which Fantex, Inc. is entitled to receive under the brand agreement. For more specifics, please review the prospectus for the tracking stock.

Title:

It doesn’t have to end at retirement.

Sub:

This is a stock linked to the value and performance of an athlete’s brand, not the person.  When the athlete retires, their brand may or may not continue to generate income into the future (e.g. endorsements, appearances, broadcasting, etc.). As long as the brand continues to generate income as defined in the brand contract, Fantex, Inc. is entitled to continue to receive payments pursuant to its brand agreement.

Title:

But if the brand stops generating brand income…

Sub:

The tracking stock may be converted into Fantex, Inc. Platform common stock. If the tracking stock is converted, then you should not expect many shares of Platform common stock upon conversion.

Title:

What is Fantex, Inc. platform common stock?

Sub:

If and when additional brands are added to our platform, Fantex, Inc. Platform common stock is intended to track and reflect the economic performance of all our tracking brands, by having a small percentage (5%) of acquired brand income from each brand.

Legend:

This offering is highly speculative and the securities involve a high degree of risk.

Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — OPENING AN ACCOUNT

Headline:

How It Works.

Title:

Getting Started

Sub:

We’ll need the usual things like personal and contact info, including your social security number (for IRS tax reporting purposes) and answers to a few questions to determine your investment profile.

Title:

Eligibility

Sub:

Current eligibility is limited to U.S. Residents ages 18 years or older with a physical address in the United States, or its territories. Sorry, no P.O. Boxes. Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

Title:

Fund Now or Fund Later

Sub:

You have the option to fund your account after registering, but it’s not required right away. You’ll still have full access to Fantex features — but you can’t start trading until there’s money in your account.

Title:

Security of personal information. We take it seriously.

Sub:

The security and privacy of your personal information are a big deal to us. Fantex uses a variety of measures to protect your personal information.  All customer information is kept confidential with strict physical, electronic and procedural safeguards in place to protect against unauthorized access to your information.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — IPO

Headline:

How It Works

Title:

It all starts with an IPO.

Sub:

An “Initial Public Offering” (IPO) is when the Fantex, Inc. tracking stock linked to the value and performance of the athlete brand is made available for sale to the public.

Title:

And it goes something like this.

Sub:

First, Fantex, Inc. files the registration statement with the SEC with info on the tracking stock being publicly offered. The registration statement contains the prospectus, which has important information about Fantex, Inc., the associated brand contract and brand, including information about the associated athlete and his playing contract and endorsements, the offering size and risks you should know about before making any decision to invest. It also includes the methodology and assumptions used by Fantex, Inc. to determine the initial value of the brand, and how Fantex, Inc. intends to help increase the potential brand value through its marketing activities. Soon after the registration statement is posted, we start taking reservations for the shares. Remember, if demand for an offering is higher than the number of shares being offered, you might not be allocated all, or any, of the shares you reserved. If demand for an offering is less than the number of shares being offered, Fantex, Inc. may cancel the offering, in which case you would not be allocated any of the shares you reserved.

Title:

The Fantex Arian Foster IPO is $10 per share.

Sub:

Check out the prospectus to see the total number of shares issued.

Title:

You’ll know if one’s coming.

Sub:

We’ll send you an email — as a heads up — if a new Fantex, Inc. tracking stock is being offered, with a link to the prospectus describing the athlete brand linked to that tracking stock.

Title:

Reservations.

Sub:

If you want to participate in the upcoming IPO, you’ll need to place a reservation through the Fantex site. A reservation does not guarantee that you will be allocated shares.

Title:

IPO Eligibility.

Sub:

If you want to participate in the IPO, you need to have a funded Fantex account and enough funds available to cover the cost of your order. Otherwise, the reservation won’t go through. And, depending on what state you live in or based on answers you gave to create your investment profile during registration, some IPO reservation restrictions may apply.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — TRADING

Headline:

How It Works

Title:

Buying & Selling.

Sub:

Fantex works on a “bid” (buy) and “ask” (sell) system. Before you buy, we encourage you to read the prospectus and understand the risks. Hit the “Buy/Sell” link then check out the Buyer/Seller list. If you see something you like, enter your bid price and see if a seller accepts it.

Selling works the same as buying, but in reverse. Instead of a bid, you’ll enter an “ask” price (together with a share amount) — if a buyer accepts, your shares are sold.

However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

Title:

Fees.

Sub:

The standard transaction fee is 1% on the total amount of your trade.

Title:

Only Limit Orders Allowed.

Sub:

A Limit Order is a buy/sell order for stock at a specific price. If you put out a “Buy Limit Order” for a stock at, say $10, you won’t pay anything above $10, excluding fees.

A “Sell Limit Order” works the same way but sets your asking price so that it won’t sell for anything under your minimum — sorry, no shorting or market orders allowed.

Title:

Fantex Market Hours.

Sub:

Regular trading hours are Monday-Friday, 12 p.m. to 8 p.m. ET.

Headline:

Check the Buyer/Seller List.

Sub:

The buyer/seller list shows you what prices other investors are asking or bidding for different shares of a tracking stock. It simply tells you what’s on the market and for what price. It’s also a handy tool to gauge price range and market interest before putting in an bid of your own or deciding to sell shares you hold.

Headline:

There are no minimums on shares.

Sub:

We don’t have a minimum share requirement on either buying or selling shares.

Headline:

Dividend Policy.

Sub:

The Fantex, Inc. board of directors is permitted, but not required, to declare and pay dividends on a Fantex tracking stock in accordance with Delaware General Corporation Law.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — MOBILE

Headline:

How It Works.

Headline:

Coming soon…

Sub:

It’s called the Fantex app and will work on iPhone and Android devices. That means tablets too. We’ll notify you when the app is available!

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS —  FUNDING AN ACCOUNT

Headline:

How It Works.

Title:

Three ways to fund.

Sub:

Funding your Fantex account can be done in one of three ways — electronic transfer (most common), wire transfer (quickest) or sending in a check “by snail mail”. All you have to do is choose the one that works best for you.

Title:

No minimums required.

Sub:

There’s no minimum requirement to fund your account. Just make sure you’ve got enough money in there to cover your order (including fees) before hitting that “buy” or “reserve” button.

Title:

A Few Days and You’re Good to Go.

Sub:

The time it takes for funds to hit your account depends on the funding method. For electronic transfers, money should show up in 4-5 business days.  Wire transfers will usually show up within 1 business day.

Title:

No fees to fund.

Sub:

We don’t charge any fees to fund your Fantex account. However, depending on what method you select, your bank might. Check with them to make sure.

Title:

Electronic transfer vs. wire transfer.

Sub:

The key difference between the two are speed and const. Electronic transfers may take a few days but are cheaper (in most cases free). Wire transfers are fast, often within the same day but typically have a fee charged by your bank.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc.

may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: HOW IT WORKS — WITHDRAWING MONEY

Headline:

How It Works.

Headline:

Withdrawing money in your account.

Sub:

Just fill out a form and tell us where to send it. Electronic transfer or check, it’s up to you.

Headline:

Fees.

Sub:

Electronic transfers are free, and there is a fee on check requests.

Headline:

When you get the money in your account is up to you.

Sub:

Like depositing funds, getting them back depends on the method. The most common method of electronic transfer usually takes 4-5 business days.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — SIGN UP PAGE

Headline:

WE’RE THE FIRST REGISTERED TRADING PLATFORM THAT LETS YOU INVEST IN STOCK LINKED TO THE VALUE AND PERFORMANCE OF A PRO ATHLETE BRAND*.

Title:

Sign Up For Fantex

<Your Email>

< State of Residence>

(Button) Sign Up

Sub:

By clicking the sign up button you agree to our Privacy and Customer Identification policies.

Institutions interested in learning more about opening an account at Fantex Brokerage Services should send their inquiries to: institutions@fantex.com

Bullets:

Title:

Is it Real Stock?

Sub:

Yes, this is a tracking stock being offered pursuant to a registration statement that has been filed with the Securities and Exchange Commission (SEC).  Every share you buy on Fantex represents ownership in the series of common stock of Fantex, Inc. that is linked to the economic performance and value of the brand of a professional athlete — such as income earned from contracts, endorsements and appearance fees.

Title:

What is Fantex, Inc?

Sub:

Fantex, Inc. creates a unique brand building platform for athletes to increase the reach and engagement of their brand. Fantex, Inc. signs a contract with an athlete to acquire a minority interest in their brand and builds a plan with a goal to increase its value, leveraging Fantex, Inc.’s marketing expertise.

Title:

More Details About Fantex, Inc. Tracking Stock

Sub:

To finance the acquisition of the contracts, Fantex, Inc. intends to offer equity securities in Fantex, Inc. and establish a tracking stock linked to the separate economic performance and value of the brand associated with the tracking stock — such as income earned from contracts, endorsements and appearance fees. Fantex, Inc. will typically attribute 95% of the acquired brand income under the brand contract to the tracking stock. In addition Fantex, Inc. will attribute to the brand certain expenses of Fantex, Inc. including in certain cases specified expenses related to other tracking stocks that may be issued in the future. Holders of shares of a tracking stock will have no direct investment in the business or assets attributed to the brand contract, associated brand or athlete. Rather an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Title:

Is it Real Money?

Sub:

The dollars, accounts, trades, risks and rewards here are all very real. At Fantex, you can buy and sell shares of Fantex, Inc. stock linked to the value and performance of a brand of a pro athlete. It’s a real marketplace with real money. However, because you can only trade Fantex, Inc. tracking stocks on this platform, there is no assurance as to the development or liquidity of any trading market.

(Button) Learn More About Fantex

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — WELCOME

Step 1: Get Started  ✓  Step 2: Account Information  ✓  Step 3: Review and Agree ✓

Headline:

WELCOME TO FANTEX!

Sub:

In order to place a reservation for an IPO or purchase a Fantex, Inc. security you must first fund your account.

Funding your account can be done in 1 of 3 ways.

Title:

Bank Transfer

Sub:

Most Common

(button) Fund Your Account

4-5 Business Days

No Fee

Deposit From Home

Title:

Wire Transfer

Sub:

Fastest Method

(button) Fund Your Account

1 Business Days

Applicable Fees May Apply

Deposit From The Bank

Title:

Mail A Check

Sub:

Traditional

(button) Fund Your Account

7-10 Business Days

No Fees

Send VIA U.S. Mail

Or

(Hyperlink) Fund Your Account Later

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — PORTFOLIO NO FUNDS

(Personalized Information)

(Information Box)

Total Portfolio Value

$0.00   0.00   0.00%

Tue, Oct 15, 2013 5:35 PM EDT

Headline:

ANDREW’S PORTFOLIO

Sub:

Here is the Fantex, Inc. stock you own

Title:

Portfolio Overview

(Personalized Information)

Stock Value: $0.00

Cash Balance: $0.00

Portfolio Value: $0.00

Your Buying Power is: $0.00 — Add Funds

Title:
Open Orders (Table)
Fantex, Inc. Stock	Details	Status

You currently don’t have any open orders.

Explore Stock

Title:

Getting Started

Sub:

In order to place a reservation for an IPO or purchase a Fantex, Inc. stock you must first fund your account. Click the button below to get started.

(Button) Fund your account

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: SAMPLE ACCOUNT PAGES — PORTFOLIO WITH FUNDS

(Personalized Information)

(Information Box)

Total Portfolio Value

$1,000.00 0.00 0.00%

Tue, Oct 15, 2013 5:35 PM EDT

Headline:

AARON’S PORTFOLIO

Sub:

Here is the Fantex, Inc. stock you own

Title:

Portfolio Overview

(Personalized Information)

Stock Value $0.00

Cash Balance $1,000.00

Portfolio Value $1,000.00

Your Buying Power is: $1,000.00

Title:
Title:
Open Orders (Table)
Fantex, Inc. Stock	Details	Status

You currently don’t have any open orders.

Explore Stock

Title:

Your funds are available.

Sub:

Your account is now funded and available for use.

Title:

What’s next?

Sub:

Now that your account is funded, you have the ability to buy a Fantex, Inc. Stock or reserve shares in a Fantex, Inc. IPO. To get started, check out the Explore Stock page to find an investment you might be interested in.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: EXPLORE STOCK

Headline:

EXPLORE STOCK

(Information Box)

Title:

Fantex Vernon Davis IPO

(Button) Review the IPO

Sub

This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  This is not a direct investment in that athlete or brand contract.  It represents an ownership interest in Fantex, Inc.  Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

IPO Price/— IPO Status/— Estimate Closing/— Shares Being Offered/—

Title:

Fantex Arian Foster IPO

(Button) Review the IPO

Sub:

This stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. This is not a direct investment in that athlete or brand contract. It represents an ownership interest in Fantex, Inc. Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

IPO Price/— IPO Status/— Estimate Closing/— Shares Being Offered/—

Legend:

Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk.  Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into brand contracts with NFL football players.  The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts.  Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands.  There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website.  The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete.  Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future.  Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services.  Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482.  View the Fantex Vernon Davis prospectus.  View the Fantex Arian Foster prospectus.  This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: FANTEX VERNON DAVIS—OVERVIEW

(Banner)

Reserve IPO Shares

Headline:

Fantex Vernon Davis

Sub:

This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  This is not a direct investment in that athlete or brand contract.  It represents an ownership interest in Fantex, Inc.  Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

(Banner)

IPO Price/    .     Estimated Closing/— Shares Available/—

Underwriter/Fantex Brokerage Services, LLC

Qualified Independent Underwriter/Stifel, Nicolaus & Company, Incorporated

Title

About Fantex, Inc.

Sub

Fantex, Inc. is a brand acquisition, marketing and brand development company whose focus is on acquiring minority interests in the income associated with the brands of professional athletes, entertainers and other high-profile individuals and assisting such individuals in enhancing the reach and value of their respective brands. Fantex, Inc. intends to focus its business on the following core areas:

Title

The Brand

Sub-Title

Evaluation

Sub:

Prior to entering into a brand contract, Fantex, Inc. conducts a detailed evaluation of the contract party and the brand to determine whether, in its opinion, they would be a suitable brand with the potential to generate significant brand income.  Fantex, Inc. considers a brand to be a distillation of a complex set of associations people make with respect to an individual, including performance, appearance, history and personal story, products or services they are associated with, public statements or positions on matters of public concern, how an individual acts or the image they project to the world. Fantex, Inc. seeks brands that convey images and associations that Fantex, Inc. believes will be recognized and valued in the market place.

Sub-Title

Acquisition

Sub:

Fantex, Inc. believes it has extensive industry contacts among the board of directors, employees, consultants and advisors of our company and affiliates, which it will utilize to access individuals and brands that meet its criteria.  Through our contacts, Fantex, Inc. seeks to establish working relationships with these brands and their key advisors to begin the process of educating them about Fantex, Inc.’s business and the benefits of a brand contract and a continuing relationship.  Fantex, Inc. enters into an arm’s length negotiation primarily to finalize a purchase price, the percentage of acquired brand income and the scope of brand income, including whether or not there would be any specific exclusions.

Title:

Enhancing Brand Value

Sub-Title:

Increasing Brand Reach and Consumer Engagement

Sub:

Fantex, Inc. intends to build a portfolio of brands and enhance the value of these acquired brands via technology and leveraging the company’s marketing, advertising and strategic partnering expertise in collaboration with the contract parties. Fantex, Inc. believes that developing a diverse portfolio of global brands will enable the company to increase brand reach across its portfolio and allow the company to provide unique insights that contract parties may employ to increase consumer awareness of their brands and Fantex, Inc.’s brands more generally. Fantex, Inc. believes that its combined efforts could lead to increased consumer engagement with the brands by optimizing message delivery, including driving engagement through the use of content developed by Fantex Inc. or third parties.  Fantex, Inc. seeks to aid its brands in fostering positive brand associations in order to create a unique position in the marketplace that is independent of their primary occupation, such as an athlete in the NFL.  Fantex, Inc. believes this will drive greater engagement with a connected audience and lead to greater longevity of the brands.  Fantex, Inc. also believes that investors in a tracking series linked to a brand are more likely to be consumer advocates for that brand.

Sub-Title:

Monetization of the Brand

Sub:

In addition to Fantex, Inc.’s services intended to help optimize the reach of the brand and consumer engagement, the company intends to provide advice to contract parties based on its experience that would aid them in obtaining more attractive terms in their negotiations with future sponsors.  Fantex, Inc. believes that building critical mass with a portfolio of brands will enable the company to generate meaningful data based on the brands and the continual monitoring of the marketplace, including best practices with respect to consumer engagement and other critical drivers of brand value as well as data on demographic metrics and other data relative to brands and their performance. Fantex, Inc. believes that this information and its marketing insights will assist its contract parties to more accurately evaluate their brand value in the marketplace and potentially increase future endorsement payments and brand longevity post career.

Title

About Fantex, Inc. Tracking Stock

Sub

A Fantex, Inc. tracking stock is intended to reflect the separate economic performance of a brand.  Fantex, Inc. will attribute the following assets and liabilities to a brand:

Bullet:

95% of the brand income acquired pursuant to the brand contract entered into between Fantex, Inc. and an individual athlete or high-profile individual. Brand income can consist of income earned pursuant to an athlete’s playing contract and related income received from activities such as endorsement or broadcasting;

Bullet:

Any and all of our liabilities, costs and expenses incurred by Fantex, Inc. after the offering of a tracking stock that are directly attributable to the brand, such as direct costs arising out of the promotion of the brand or arising out of or related to the maintenance and enforcement of the brand contract;

Bullet:

A pro rata share of our general liabilities, costs and expenses not directly attributable to any specific tracking series (calculated based on attributable brand income). Attributable expenses would include, for example, a pro rata portion of the service fee Fantex, Inc. pays to its parent pursuant to the management agreement between Fantex, Inc. and its parent company (5% of Fantex Inc.’s cash receipts).

Sub:

Holders of shares of a Fantex Inc. tracking stock will have no direct investment in the businesses or assets attributable to the brand linked to the tracking stock. Rather, an investment in a Fantex, Inc. tracking stock will represent an ownership interest in Fantex, Inc. as a whole.

Title:

Fantex, Inc. Board of Directors

Sub:

The Fantex, Inc. board is comprised of seven directors including Dave Beirne, Chairman and Buck French, CEO.  The five directors below are “independent” directors per NASDAQ standards.

Sub-Title:

Director

Terdema Ussery

President and Chief Executive Officer of the Dallas Mavericks

Sub:

Terdema is currently the President and Chief Executive Officer of the Dallas Mavericks and previously served as Chief Executive Officer of HDNet LLC.  Terdema also serves as an Alternate Governor for the Mavericks on the NBA Board of Governors.  Terdema received a B.A from Princeton’s Woodrow Wilson School of Public and International Affairs, an M.P.A

from John F. Kennedy School of Government at Harvard University and a J.D. from the University of California at Berkeley in 1987.

Sub-Title:

Director

John H. Costello

President, Global Marketing & Innovation at Dunkin’ Brands Group

Sub:

John is currently the President, Global Marketing and Innovation, for Dunkin’ Brands Group, Inc. He has global responsibility for Dunkin’ Donuts and Baskin Robbins advertising, marketing, consumer engagement, digital, social and loyalty initiatives, sports and entertainment marketing, consumer and business intelligence and field marketing.  John has served as Executive Vice President of Merchandising and Marketing at The Home Depot, Senior Executive Vice President of Sears, CEO of MVP.com, Chief Global Marketing Officer of Yahoo! and President and COO of Nielsen Marketing Research U.S.

Sub-Title:

Director

Ronald Machtley

President Bryant University

Sub:

Ronald is currently the President of Bryant University and was previously a Republican member of the United States House of Representatives from Rhode Island. Ronald also currently serves on the boards of directors of Amica Insurance Company, Cranston Print Works, Inc., Rhode Island Foundation and Preservation Society of Newport, among other organizations. Ronald received a B.S. from the United States Naval Academy and a J.D. from Suffolk University Law School.

Sub-Title:

Director

Shahan Soghikian

Co-Founder & Managing Director of Panorama Capital

Sub:

Shahan is a co-founder and Managing Director of Panorama Capital, a venture capital firm, which invests in early to mid-stage technology and life sciences companies. Shahan began his investment career when he joined JPMorgan Partners in 1990, where he most recently served as head of its venture capital program until the formation of Panorama in 2006. Shahan received a B.A. in Biology from Pitzer College and an M.B.A from the UCLA Anderson School of Management.

Sub-Title:

Director

C. William Hosler

Chief Financial Officer and Director of Catellus Acquisition Company LLC

Sub:

Bill brings to the Board significant experience in investment and finance, as well as his experience as a Chief Financial Officer of a publicly traded company. He currently serves as Chief Financial Officer and a director of Catellus Acquisition Company, LLC. Bill has held CFO positions at Marcus & Millichap Holding Companies, Mirion Technologies, Catellus Development Corporation, and Morgan Stanley Real Estate Funds.  Bill received a B.S. in Chemical Engineering from the University of Notre Dame and an M.B.A from the University of Virginia.

Legend:

Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk.  Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into brand contracts with NFL football players.  The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts.  Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands.  There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website.  The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete.  Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future.  Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services.  Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482.  View the Fantex Vernon Davis prospectus.  View the Fantex Arian Foster prospectus.  This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: FANTEX VERNON DAVIS—BRAND CONTRACT

(Banner)

Reserve IPO Shares

Headline:

Fantex Vernon Davis

Sub:

This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  This is not a direct investment in that athlete or brand contract.  It represents an ownership interest in Fantex, Inc.  Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

(Banner)

IPO Price/    .     Estimated Closing/— Shares Available/—

Underwriter/Fantex Brokerage Services, LLC

Qualified Independent Underwriter/Stifel, Nicolaus & Company, Incorporated

Title:

Brand Contract (Information updated as of December 27, 2013)

Sub:

The information below is a summary of currently effective contracts of Arian Foster that are included in his brand income, as defined in the contract between Arian Foster and Fantex, Inc. Fantex, Inc. has acquired a 10% interest in Vernon Davis’s brand income as defined in the contract with Fantex, Inc. View the Prospectus.

Title

Included Contracts

Counterparty	Type of Contract	Product Category
San Francisco Forty Niners, Limited	NFL Player Contract	N/A
KGO-TV	Television	Sports Commentary
Krave Pure Foods, Inc.	Endorsement	Food
Hungry Fisk Media, LLC (d/b/a NutraClick)	Endorsement	Nutrition
New League Productions, Inc.	Television	TV Appearances

Title:

Brand Income Definition for Vernon Davis

Sub:

Brand income as defined in the brand contract between Fantex, Inc. and Vernon Davis is the gross monies or other consideration (including rights to make investments) that Vernon Davis receives from and after October 30, 2013, subject to specified exceptions and net of certain related expenses (such as legal fees, travel expenses and self employment taxes) as a result of his activities in the sport of football (including NFL and non-NFL activities), including salaries and wages from his employment as a professional athlete and the license or assignment of rights in his persona, including use of his name, voice, likeness, image, signature, talents, live or taped performances, in connection with motion pictures, television and Internet programming, radio, music, literary, talent engagements, personal appearances, public appearances, records and recording, or publications; any use of his persona for purposes of advertising, merchandising, or trade, including sponsorships, endorsements and appearances, and any other license or assignment of rights in his person, to generate income; and any other personal services performed by Vernon Davis which are of the type typically performed by individuals in the field of football because of their status as a professional athlete or other professional within the field of football (ncluding, without limitation, sports casting. coaching, participating in sports camps, acting as spokesperson).

Income that is excluded from brand income consists of

•                                          Any cash receipts resulting from his investments in stocks or other equity, bonds, commodities, derivatives, debt, franchises or real estate, so long as such stocks or other equity, bonds, commodities, derivatives, debt investments, franchises and real estate are not received by him as compensation for activities (including licensing of rights) in the “field” as defined in his brand contract.

•                                          Any income received from employment, services rendered or other activities not related to professional football and related fields

•                                          Any reasonable reimbursement of incidental expenses actually incurred by Vernon Davis, including without limitation, travel, lodging, per diem and other incidental expenses, or the value of any such items paid by a third party on his behalf,

•                                          Any income of (1) the Vernon Davis Foundation or (2) any other charitable foundation or organization as a result of personal services performed by Vernon Davis.

•                                          Any proceeds of the insurance policy purchased by Vernon Davis against the risk of injury or disability,

•                                          Certain future pension and benefit payments under the CBA, except that income deferred pursuant to Article 26, Section 6 of such CBA shall not be deemed to be future pension payments and as such, shall be included in brand income,

•                                          Merchandise, services or service plans or merchandise, service or service plan credit up to the lesser of $40,000 and 4% of all brand income during any applicable calendar year and as otherwise agreed by Fantex in its discretion; and

•                                          The following specifically excluded income

•                                          Income derived from his performance as a painter, sculptor or artist in any other fine or graphic arts medium, related of Gallery 85 or any other art gallery owned by him or from any school for the arts established in part by him, whether charitable or for profit, regardless of whether he participates or his persona is used to market or promote such school):

•                                          Any and all cash or other consideration, in any form whatsoever, received by Vernon Davis from the following entitles (or their affiliates as agreed as of October 30, 2013): (1) Ike Shehadeh and Ike’s Love & Sandwiches Franchising LLC and (2) Jamba Juice Company

Legend:

Fantex, Inc. offerings are highly speculative and the securities involve a high degree of risk.  Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into brand contracts with NFL football players.  The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts.  Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands.  There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website.  The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete.  Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future.  Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services.  Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482.  View the Fantex Vernon Davis prospectus.  View the Fantex Arian Foster prospectus.  This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: FANTEX VERNON DAVIS—BRAND INFO

(Banner)

Reserve IPO Shares

Headline:

Fantex Vernon Davis

Sub:

This tracking stock is intended to reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  This is not a direct investment in that athlete or brand contract.  It represents an ownership interest in Fantex, Inc.  Fantex cannot assure you as to the development or liquidity of any trading market for this stock.

(Banner)

IPO Price/    .     Estimated Closing/— Shares Available/—

Underwriter/Fantex Brokerage Services, LLC

Qualified Independent Underwriter/Stifel, Nicolaus & Company, Incorporated

Title:

ABOUT THE BRAND (Information updated as of December 27, 2013)

Sub:

Vernon Davis as a tight end for the 49ers in the NFL.  He has been in the NFL since 2006. Vernon pays attended the University of Maryland where he was the starting tight end for his sophomore and junior seasons.  Vernon Davis entered the NFL draft after his junior year and was selected in the first round, 6th overall by the San Francisco 49ers.  Vernon Davis was born on January 31, 1984 and is 29 years old as of the start of the 2013 NFL season.  He currently lives in San Jose, California.

Title:

BRAND POSITIONING

Sub:

Fantex, Inc.’s vision for a brand identity for Vernon Davis is to associate him as “transformational.”  Vernon Davis has had many inflection points throughout his life that serve as powerful examples of his ability to persevere and evolve through challenging circumstances.  Vernon Davis has become a successful football player, team leader, student of the arts, philanthropist, and entrepreneur.  As one of the first athletes to sign a brand contract with Fantex, Inc, he is helping transform how athletes look to build and enhance their brands.

Title:

NFL, ENTREPRENEUR, TRANSFORMATIONAL

Sub:

Age	—
Years Pro	—
College	—
Playing Status	—

Height	—
Weight	—
Birthplace	—

For complete description, please view the prospectus

Legend:

This offering is highly speculative and the securities involve a high degree of risk.  Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into brand contracts with NFL football players.  The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts.  Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands.  There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website.  The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete.  However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete.  Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future.  Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services.  Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482.  View the Fantex Vernon Davis prospectus.  View the Fantex Arian Foster prospectus.  This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FANTEX HOLDINGS — BOARD PHOTOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Press                                            (Button) Watch Video

Title:

The Team

Sub:

(Tab)                  Fantex Brokerage Services  (Selected Tab) Fantex Holdings

Title:

David Beirne

Sub:

Co-Founder and Chairman

(Picture)

Title:

Buck French

Sub:

Co-Founder and CEO

(Picture)

Title:

Dave Mullin

Sub:

Co-Founder and CFO

(Picture)

Title:

Rajneel Ganjoo

Sub:

VP Product Development

(Picture)

Title:

David Putnam

Sub:

VP Product Management

(Picture)

Title:

Ben Schecter

Sub:

VP Marketing

(Picture)

Title:

Bill Garvey

Sub:

Chief Legal Officer

(Picture)

BOARD & ADVISORS

Title:

David Beirne

Sub:

Co-Founder and Chairman

(Picture)

Title:

Buck French

Sub:

Co-Founder and CEO

(Picture)

Title:

John Elway

Sub:

Director

(Picture)

Title:

Bruce Dunlevie

Sub:

Director

(Picture)

Title:

Josh Levine

Sub:

Director

(Picture)

Title:

Kerry Kittles

Sub:

Director

(Picture)

Title:

Colonel Gregory A. Gadson

Sub:

Director

(Picture)

Title:

Eric Bechtel

Sub:

Advisor

(Picture)

Title:

Ben Utt

Sub:

Advisor

(Picture)

Title:

Quinten C. Stevens

Sub:

Advisor

(Picture)

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FANTEX HOLDINGS — BOARD BIOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Press                                            (Button) Watch Video

Headline:

The Team

Sub:

(Tab)                  Fantex Brokerage Services  (Selected Tab) Fantex Holdings

Title:

David Beirne

Sub:

Co-Founder and Chairman

Dave is the Chairman of the Board of Directors of Fantex, Inc. He was a General Partner at Benchmark Capital, investors in eBay, Juniper and Twitter and co-founded and served as CEO of Ramsey/Beirne Associates, Inc. an executive search firm. Dave received a B.S. in Business Administration and Management from Bryant University and brings to the Board his extensive recruiting, management, and operational experience.

Title:

Buck French

Sub:

Co-Founder and CEO

Buck serves as our Chief Executive Officer and a Co-Founder of Fantex, Inc. Buck brings to Fantex, Inc. his extensive management, business development, financial and strategic planning experience. Previously, Buck founded and served as CEO of Onlink, which sold to Siebel systems. He then built and ran Siebel Systems eCommerce business unit. He was also CEO & Chairman of Securify and led its sale to Secure Computing. Buck holds an MBA from Harvard University and a BS in Economics and General Engineering from West Point.

Title:

Dave Mullin

Sub:

Co-Founder and CFO

Dave serves as our Chief Financial Officer and has more than 20 years of experience providing strategic direction, organizational and financial management at high-tech firms. He has been CFO at Become, Inc.; CFO at OnLink; CFO at NPTest during its IPO and subsequent sale; and CFO & CIO at Smart Modular. Dave is a California Certified Public Accountant and received a B.A. in Business Administration from San Francisco State University.

Title:

Rajneel Ganjoo

Sub:

VP Product Development

Rajneel serves as our VP of Product Development and brings to Fantex his expertise in building financial, social, and mobile consumer products and services. Prior to Fantex, he was Co-Founder and VP of Products at StreetOwl Inc. He has also been Senior Director of Consumer Technology at GreenRoad Inc.; Head of Technology Architecture at E*Trade Financial and Co-Founder of Sonatype Inc. He holds an MBA from the UC Berkeley Haas School of Business.

Title:

David Putnam

Sub:

VP Product Mangement

David serves as our VP of Product Management and has more than 15 years experience delivering internet and software applications to consumers and enterprises. He previously worked as VP of Product Management at StockTwits. He has also served as Head of Product Management at Yahoo! Finance, which became the largest finance destination on the Internet based on unique visitors. David has an MBA from the Santa Clara University Leavey School of Business.

Title:

Ben Schecter

Sub:

VP Marketing

Ben serves as our VP of Marketing and brings to Fantex his background of digital consumer marketing and sports industry expertise. He previously led product marketing for HomeAway.com, focusing on driving adoption of revenue producing products. Prior to HomeAway, Ben led marketing for Yahoo! Sports, driving growth in both traffic and fantasy sports usage and revenue. Ben holds an MBA in marketing from the UCLA Anderson School of Business and Bachelor of Arts in Sports Management from the University of Mighigan.

Title:

Bill Garvey

Sub:

Chief Legal Officer

Bill Garvey nearly 20 years of experience providing strategic legal advice, with an emphasis on securities law, commercial transactions and corporate governance, to public emerging growth companies in Silicon Valley. He has been the General Counsel at IPass, Inc., ShoreTel, Inc., Rackable Systems, Inc. (now Silicon Graphics International Corp.) and Actuate Corporation. He helped both Rackable Systems and Actuate complete their initial public offerings. Bill holds a B.S. in Applied Sciences and Engineering from West Point and J.D. from Stanford Law School.

Title:

David Beirne

Sub:

Co-Founder and Chairman Dave is the Chairman of the Board of Directors of Fantex Holdings. He was a General Partner at Benchmark Capital, investors in eBay, Juniper and Twitter and co-founded and served as CEO of Ramsey/Beirne Associates, Inc. an executive search firm. Dave received a B.S. in Business Administration and Management from Bryant University and brings to the Board his extensive recruiting, management, and operational experience.

Title:

Buck French

Sub:

Co-Founder and CEO

Buck serves as our Chief Executive Officer and a Co-Founder of Fantex. Buck brings to Fantex his extensive management, business development, financial and strategic planning experience. Previously, Buck founded and served as CEO of Onlink, which sold to Siebel systems. He then built and ran Siebel Systems eCommerce business unit. He was also CEO & Chairman of Securify and led its sale to Secure Computing. Buck holds an MBA from Harvard University and a BS in Economics and General Engineering from West Point.

Title:

John Elway

Sub:

Director

John Elway currently serves as Executive Vice President of Football Operations for the Denver Broncos. The Pro Football Hall of Fame Quarterback oversees all football operations initiatives, including player acquisitions. As in his 16-year playing career with the Broncos, which included 5 Super Bowl appearances and 2 Super Bowl Championships, John as executive brings a spirited and positive approach to the organization.

Title:

Bruce Dunlevie

Sub:

Director

Bruce is a 20-year veteran of venture capital with an expertise in high-tech investing. He is a General Partner at Benchmark Capital. He has also been a general partner at Merrill, Pickard, Anderson & Eyre (MPAE). Before MPAE, Bruce founded and ran the personal computer division at Everex Systems. He holds an MBA from the Stanford Graduate School of Business.

Title:

Josh Levine

Sub:

Director

Josh served as CTO/COO at E*Trade from 1999 to 2006. He has also been Director & Global Head of Equities Technology at Deutsche Bank; CEO of ESP Technologies; and CTO/Senior Member of IT Operating Committee at Morgan Stanley. He has been named in InfoWorld’s list of 25 most influential CTOs and CIO magazine’s CIO 100.

Title

Kerry Kittles

Sub:

Director

Kerry is a former NBA player who currently works as a part-time scout for the NJ nets. During his seven seasons with the Nets, Kerry became the team’s All-Time 3 Point Shooter. He was a first round pick in the 1996 NBA draft. He accumulated 15 all-time career records at Villanova, including lead scorer. He holds an MBA from Villanova University’s School of Business.

Title:

Colonel Gregory A. Gadson

Sub:

Advisor

Colonel Gadson is a decorated United States War Hero with Bronze Stars and a Purple Heart. He is currently Commander of Fort Belvoire, VA, overseeing more than 50,000 military personnel. Gadson played football for four years at West Point and holds Masters Degrees in Information Systems and Policy Management from Webster University. He was named Co-Captain of the New York Giants 2007 NFL Super Bowl XLII winning team and most recently stared in the feature film Battleship.

Title:

Eric Bechtel

Sub:

Advisor

Eric is currently President of IdeaQuest, LLC. He has more than 25 years experience developing and implementing integrated marketing, sales and promotional programs in the sports, media, technology & entertainment industries. Previously, he was Founder/Managing Director of Rule 1.02 Marketing, which he sold to International Sports Management in 2011; he also worked as SVP of Sales at SFX Sports Group was VP/Partner at Integrated Sports International. He holds a Masters Degree in Sports Management from Ohio University and a BS in Actuarial Science from UConn, where he played football.

Title

Ben Utt

Sub:

Advisor

Ben is managing director of the US Institutional Sales & Service team and an executive vice president of Invesco Distributors, Inc. During his eight year NFL Career, he was a guard for the Baltimore and Indianapolis Colts. He holds a BA in Industrial Management from the Georgia Institute of Technology.

Title:

Quinten C. Stevens

Sub:

Advisor

Quinten brings more than 25 years of executive experience in hedge fund management, banking, equity capital markets and principal trading management. He is the Founder and CIO of Stevens Asset Management LLC, and has held leadership positions at Wachovia Securities, J.P. Morgan, Citi Salomon Smith Barney, and Bear Stearns. He holds an MBA in Finance from NYU, Stern School of Business and a Bachelor of Commerce Honors from the University of Natal in South Africa.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FBS — BOARD PHOTOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Press                                            (Button) Watch Video

Title:

The Team

Sub:

(Selected Tab)  Fantex Brokerage Services  (Tab) Fantex Holdings

Title:

John Rodin

Sub:

President

(Picture)

Title:

Marco Pellini

Sub:

VP Trading and Operations

(Picture)

Title:

J. Micah Glick

Sub:

Chief Compliance Officer

(Picture)

Title:

Ted Monohon

Sub:

Chief Financial Officer

(Picture)

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: ABOUT US — FBS — BOARD BIOS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

(Button) Press                                            (Button) Watch Video

Title:

The Team

Sub:

(Selected Tab)  Fantex Brokerage Services  (Tab) Fantex Holdings

Title:

John Rodin

Sub:

John serves as the President of Fantex Brokerage Services. John brings more than 15 years of Wall Street experience. Most recently, he was Co-President of Glenview Capital Management, currently a $6B long/short hedge fund in New York. He held multiple roles over more than 10 years at Glenview, including Analyst and Director of Research. Prior to Glenview, John worked at Goldman, Sachs & Co. in the Investment Banking and Equities Divisions. John has a BA, magna cum lade, from Columbia Univiersity.

Title:

Marco Pellini

Sub:

VP Trading and Operations

Marco Pellini has more than 20 years of Wall Street and online brokerage experience in the retail and institutional space, with expertise in electronic trading, brokerage operations, and market structure.  He has held several senior level positions within the industry including President & COO of E*Trade Capital Markets, VP of Trading at E*Trade Securities, and Managing Director of Surge Trading. Marco has a B.S. in Finance from the University of San Francisco.

Title:

J. Micah Glick

Sub:

Chief Compliance Officer

Micah serves as the Chief Compliance Officer and In-House Counsel of Fantex Brokerage Services. Micah has more than 20 years of experience in the Broker Deal industry at small, medium and large broker dealers and across divers securities instruments. Prior to Fantex Brokerage Services, Micah was the Chief Compliance Officer at Cutler Group and Montgomery & Company. Micah has a law degree from Emory University in Atlanta. He is a member of the California and Georgia bars.

Title:

Ted Monohon

Sub:

Chief Financial Officer

Ted brings more than 25 years of financial management experience to Fantex Brokerage Services. Prior to this role, Ted served as Vice President of Finance for Become, Inc., where he oversaw the accounting and finance organization through several rounds of financing and international expansion. He has also held accounting positions at PaymentOne Corporation as Corporate Controller as well as several financial management positions at Wells Fargo Bank and Bank of Hawaii in the Internet Banking, Trust & Wealth Management, and Investment areas. Ted is a certified public accountant, and he holds a BA in Accounting from the Rochester Institute of Technology.

Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc. may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

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* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: PRESS

Headline:

About Us

Sub:

Based in San Francisco, Fantex Brokerage Services (FBS) is the world’s first registered trading platform that lets you invest in Fantex, Inc. tracking stock linked to the value and performance of a professional athlete brand. Fantex Holdings is the parent company of both FBS and Fantex, Inc., is a brand building company, which purchases a minority interest in an athlete brand and works to increase the value of this brand. In order to fund the purchase, Fantex, Inc. develops a tracking stock that is linked to the economic performance of the brand. The tracking stock is to be offered pursuant to a registration statement filed with the Securities and Exchange Commission.

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Press Releases

Media

Title:

Media Contact

Sub:

Howard Solomon

Finn Partners

Phone: (415) 272-0767

Email: Howard.solomon@finnpartners.com

Gabriella Asmus

Finn Partners

Phone: (415) 348-2721

Email: gabriella.asmus@finnpartners.com

Title:

Assets

Sub:

(Button) Fantex Fact Sheet

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Legend:

This offering is highly speculative and the securities involve a high degree of risk. Investing in a Fantex, Inc. tracking stock should only be considered by persons who can afford the loss of their entire investment.  Fantex Inc. has currently entered into only one brand contract with Arian Foster, an NFL football player. The images on this website depicting other sports are intended to illustrate sports played by athletes that Fantex, Inc.

may pursue to enter into brand contracts. Fantex, Inc. intends to enter into additional brand contracts and issue additional tracking stocks to finance the acquisition of its minority interest in those brands. There is no assurance that Fantex, Inc. will offer additional tracking stocks to reflect the economic performance of brands that play any of the sports depicted on the website. The offering of additional tracking stock involves risk.

(Button) VIEW RISKS

* Each Fantex, Inc. tracking stock is intended to track and reflect the separate economic performance of a specific brand contract that Fantex, Inc. has signed with an athlete. However, holders of shares of a Fantex, Inc. tracking stock will have no direct investment in that brand contract, associated brand or athlete. Rather, an investment in a tracking stock will represent an ownership interest in Fantex, Inc. as a whole, which will expose holders to additional risks associated with any individual tracking series that Fantex, Inc. establishes and issues in the future. Each Fantex, Inc. tracking stock is only offered through Fantex Brokerage Services. Fantex Brokerage Services cannot assure you as to the development or liquidity of any trading market for these stocks.

Fantex, Inc. has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. This investment is complex, risky and speculative. Before you invest, you should read the prospectus in that registration statement and other documents Fantex, Inc. has filed with the SEC for more complete information about Fantex, Inc. and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Fantex Inc., any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 866-315-3482. View the prospectus. This is not an offer to sell, nor a solicitation of an offer to buy, to residents of any state in which registration and other legal requirements have not been fulfilled.

Page: VIEW RISKS

An investor should carefully consider all of the information set forth in the prospectus and, in particular, the information under the heading “Risk Factors” prior to making an investment in the Fantex Arian Foster tracking stock. These risks include, among others, the following:

Summary of Risks

Risks Relating to Our Limited Operating History, Financial Position and Capital Needs

•                  We have incurred significant losses since our inception and anticipate that we will continue to incur losses in the future.

•                  We have a very limited operating history, which may make it difficult for you to evaluate the success of our business to date and to assess our future viability. Our business model also requires us to make substantial upfront payments to our contract parties in exchange for rights to future payments.

•                  To date, we have not generated any revenues or cash flow from any brand contract, and following completion of this offering, our brand contract with Vernon Davis will represent our only source of revenue or cash flow. We may not receive the cash amounts that we expect, or any at all, from our brand contract with Vernon Davis or from any future brand contracts and we may never generate sufficient revenue to become profitable.

•                  We will need to obtain additional funding to acquire additional brands and we may also need additional funding to continue operations. If we fail to obtain the necessary financing, or fail to become profitable or are unable to sustain profitability on a continuing basis, then we may be unable to continue our operations at planned levels and we may be forced to significantly delay, scale back or discontinue our operations.

Risks Relating to Our Brand Contracts and Our Business

•                  Our principal source of cash flow for the foreseeable future will be derived from our brand contracts.

•                  We do not have any experience managing brand contracts and we do not have any historical performance data about our brand contracts.

•                  Our cash flows under our brand contracts will depend upon the continued satisfactory performance of the related contract party, and we do not have any rights to require the contract party to take any actions to attract or maintain or otherwise generate brand income.

•                  The contract party is neither our affiliate, nor a director, officer or employee of our company and owes no fiduciary duties to us or any of our stockholders. The contract party has no obligation to enhance the value of the brand or disclose harmful information to the stockholders.

•                  Profitability of our brand contracts may also depend upon the contract party’s ability to attract and maintain endorsements and attract and maintain other brand income generating activities.

•                  Brand income may decrease due to factors outside the control of the contract party, such as an injury, illness, medical condition or death of the contract party, or due to other factors such as public scandal or other reputational harm to the contract party. In any such event, it is likely that the brand income with respect to such brand contract will not return to its prior levels or may cease completely.

•                  The contract party or other third parties may refuse or fail to make payments to us under the brand contracts.

•                  Our brand contracts are not secured by any collateral or guaranteed or insured by any third party other than the contract party, and you must rely on Fantex to pursue remedies against the contract party in the event of any default.

•                  The brand contract does not restrict the contract party from incurring unsecured or secured debt, nor does it impose any other financial restrictions on the contract party.

•                  The financial and other information that we obtain from the contract party or other third parties may be inaccurate and may not accurately reflect the true financial position of the contract party, and the risk of default on the brand contract may be significant and may be higher than we anticipate.

•                  Our due diligence procedures may not reveal all relevant information regarding a targeted brand acquisition and may result in an inaccurate assessment of the projected value of an acquired brand.

•                  The valuation of our brand contracts and expected ABI requires us to make material assumptions that may ultimately prove to be incorrect. In such an event, we could suffer significant losses that could materially and adversely affect our results of operations.

•                  Changes in government policy, legislation or regulatory interpretations could cause our business operations or offerings of tracking series to become subject to additional regulatory or legal requirements (including insurance and other regulations) that may adversely affect our business operations and ability to offer additional tracking series.

•                  The leagues, team owners, players associations, endorsement partners, elected officials or others may take actions that could restrict our ability or make it more costly for us to enter into future brand contracts.

•                  We are dependent on our management team, and the loss of any key member of this team may prevent us from implementing our business plan in a timely manner, or at all.

Risks Relating to Vernon Davis

•                  Vernon Davis’s NFL player contract is a significant portion of the current amounts we would receive under his brand contract.

•                  The value of our Vernon Davis Brand is dependent upon the performance of, and to a lesser extent, the popularity of Vernon Davis in the NFL.

•                  The profitability of Vernon Davis’s brand contract is substantially dependent upon Vernon Davis’s ability to enter into at least one additional multi-year NFL player contract for at least $33 million, and, to a lesser extent, on his ability to successfully attract and retain endorsements during his playing career and thereafter in excess of amounts he has attracted historically and/or generate other brand income after his playing career.

•                  Our ability to increase the value of the Vernon Davis Brand may be limited and our investments in the promotion of the Vernon Davis Brand may cause the market value of our stock to decline.

•                  Vernon Davis has incurred other secured debt, including auto and mortgage payables, the payment of which may adversely impact his ability to make payments under the brand contract.

•                  Vernon Davis may suffer from an injury, illness or a medical condition; any injuries, illnesses or medical conditions of Vernon Davis may affect the amounts received by us under the brand contract.

•                  Future negative publicity could damage Vernon Davis’s reputation and impair the value of his brand.

•                  Vernon Davis could be negatively affected by an NFL work stoppage.

•                  Vernon Davis could be negatively affected by current and future rules of the NFL.

•                  There could be a decline in the popularity of the NFL and/or the team on which Vernon Davis plays in the NFL, or a decline in Vernon Davis’s popularity.

Risks Relating to our Tracking Stock Structure

•                  A specified portion of the ABI associated with each of our brand contracts will be attributed to our platform common stock rather than the associated tracking series. Therefore each of our tracking series will only partially reflect the economic performance of the associated brand contract and other assets and expenses of the associated tracking series brand.

•                  As a series of our common stock, each of our tracking series will be exposed to additional risks associated with our company as a whole, including any individual tracking series that exists at the time of the offering or that we may establish and issue in the future.

•                  The market price of our tracking series may not reflect the intrinsic value or performance of the associated tracking series brand.

•                  The market price of our tracking series may be more volatile than other publicly traded common stock because of our unique capital structure.

•                  Our capital structure may create conflicts of interest for our board of directors and management, which could have a material adverse effect on the market value of any of our tracking series.

•                  Our parent, Fantex Holdings, Inc., or Fantex Holdings, as a holder of our platform common stock, will have control over key decision making as a result of their control over a majority of our voting stock.

•                  Ownership of our platform common stock by our parent company and any of our officers or directors, may create, or appear to create, conflicts of interest with holders of our tracking series, including Fantex Series Vernon Davis.

•                  Our officers and directors may have a conflict of interest or appear to have a conflict since almost all of our officers are also officers of Fantex Holdings.

•                  Our capital structure may decrease the amounts available for the payment of dividends to holders of our tracking series.

•                  Our board of directors has the ability to change our attribution policies at any time without a vote of our stockholders, which may adversely affect the market value of our Fantex Series Vernon Davis.

•                  Our board of directors may, in its sole discretion, elect to convert any of our tracking series into our platform common stock, thereby changing the nature of your investment and possibly diluting your economic interest in Fantex or creating market uncertainty regarding the nature of your investment, any of which could result in a loss in value to holders of our tracking series.

Risks Relating to this Offering and the Offering Process

•                  There is no current trading market for our Fantex Series Vernon Davis or any other series of our capital stock and if a trading market does not develop, purchasers of our Fantex Series Vernon Davis may not be able to sell, or may have difficulty selling, their shares.

•                  Our Fantex Series Vernon Davis is not a “covered security,” or otherwise exempt from the “blue sky” securities laws governing sales and purchases of Fantex Series Vernon Davis in each of the fifty states, and therefore we must register in each state in which offers and sales will be made.

•                  State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell shares of our Fantex Series Vernon Davis.

•                  We expect that our offering will primarily attract individual investors, and therefore our initial public offering price may not be sustainable if and when trading begins, and the price of our Fantex Series Vernon Davis could decline rapidly and significantly.

•                  We intend to issue additional tracking series, which would reduce then-existing investors’ percentage of ownership in Fantex and may dilute our share value.

•                  Transaction costs for trades on the FBS ATS could decrease the liquidity of your investment in our Fantex Series Vernon Davis and could reduce or eliminate any positive return on your investment in our Fantex Series Vernon Davis.

•                  Our compliance burdens and costs will be significant as a result of operating as a public company, particularly as a result of our tracking stock structure. Our management will be required to devote substantial time to compliance matters.

•                  If Fantex Series Vernon Davis is not treated as a class of common stock of Fantex, adverse federal income tax consequences will result.

Risks Relating to the Issuance of Additional Tracking Series, Including the Issuance of Fantex Series Arian Foster, which issuance has currently been postponed and which may not be consummated on terms described elsewhere in this prospectus, if at all.

•                  Our Fantex Series Vernon Davis may be adversely impacted by any non-performing brand contracts, whether or not such brand contracts are included in the assets attributed to our Fantex Series Vernon Davis.

•                  If a blog post published about us in August 2013 were held to be in violation of the Securities Act, we could be required to repurchase securities sold, if any, in our offering of Fantex Series Arian Foster. You should rely only on statements made in this prospectus in determining whether to purchase shares of our Fantex Series Vernon Davis.

•                  Our Fantex Series Vernon Davis may be adversely impacted by the postponement of our offering of the Fantex Series Arian Foster.

Risks Relating to Our Affiliate, FBS, and the FBS ATS

•                  To own or trade our Fantex Series Vernon Davis, you must have a brokerage account with FBS and our Fantex Series Vernon Davis will be traded in the secondary market only through the FBS ATS.

•                  The securities settlement process at FBS exposes it to certain risks specific to broker-dealers that clear their own trades, which include greater sanctions for errors vis-a-vis brokers that outsource these functions to third-party providers.

•                  The FBS website and the FBS ATS are each operated on computer hardware that is currently located in a third-party Web hosting facility and there may be interruptions or delays in service that are out of our, FBS’s or the third party’s control, which may result in an inability to sell your shares.

•                  If security measures at the FBS website and the FBS ATS are breached and unauthorized access is obtained to a customer’s data, the FBS ATS may be perceived as not being secure and customers may curtail or stop trading on the platform.

Risks Relating to the Latitude Given to Our Board and Fantex Holdings

Our board of directors and Fantex Holdings will have extraordinary latitude to make decisions without your consent, and any of these decisions may have a material and adverse effect on your investment. Our board of directors will make any such decision in accordance with its good faith business judgment that such decision is in the best interests of our company and the best interests of all of our stockholders as a whole. In certain circumstances, decisions of our board of directors may also be subject to the approval of the conflicts committee. This may mean that our board of directors may make a decision that is not necessarily in your best interest but that may be in the best interests of all of our stockholders as a whole. Significant decisions that may be made by Fantex Holdings or our board of directors without your consent include the following:

•                  Voting.  Holders of shares of our Fantex Series Vernon Davis and our platform common stock are each, and holders of shares of our Fantex Series Arian Foster assuming the consummation of the offering of our Fantex Series Arian Foster will be, entitled to one vote per share of such stock. Following the consummation of this offering, Fantex Holdings, our parent company, will hold all 100,000,000 outstanding shares of our platform common stock, and thus will hold approximately 99% of the voting power of our outstanding common stock. As a result, our parent, Fantex Holdings will have control over key decision making as a result of their control over a majority of our voting stock, including, for example, election of our board of directors and other major stockholder decisions, such as a whether or not to enter into a change of control of the company.

•                  Conversion.  Our board of directors may, in its sole discretion, elect to convert any of our tracking series into our platform common stock, thereby changing the nature of your investment and possibly diluting your economic interest in our company, which could result in a loss in value to holders of our tracking series.

•                  Dividends.  Our board of directors is permitted, but not required, to declare and pay dividends on our platform common stock or any of our tracking series. Our board of directors has discretion to declare a dividend on any series of common stock without declaring a dividend on any other series of our common stock, but not in excess of the available dividend amounts for each series. We intend to pay cash dividends from time to time out of available cash for each tracking series, including our Fantex Series Vernon Davis, equal to an amount in excess of 20% of the “available dividend amount” for such series. Our board of directors may change its dividend policy at any time and from time to time. However, our board of directors will not in any event change the definition of “available dividend amount” for any series of our common stock or declare dividends on any series of our common stock in excess of the “available dividend amount” for that series.

•                  Sale of Brands.  Our board of directors may in its discretion sell all or substantially all of the assets of a tracking series brand. If we do so (but not in connection with a sale of our company as a whole), our board of directors has the discretion to either pay a dividend to holders of the related tracking series, redeem shares of the related tracking series, convert the outstanding shares of the related tracking series into platform common stock, or they may choose any combination of the foregoing (however, they must choose one of these options).

•                  Attribution Policies.  Our board of directors may, without stockholder approval, modify, change, rescind or create exceptions to our management and attribution policies for purposes of attributing our assets and liabilities between and among our platform unit and various other business units that we intend to establish from time to time, and attributing between these different business units other items (such as debt, corporate overhead, taxes, corporate opportunities and other charges and obligations) in a manner we deem reasonable after taking into account all material factors. However, our board of directors will not in any event reallocate the “underlying assets” for any tracking series, as such term is defined in the certificate of designation for that series. For the Fantex Series Vernon Davis, the “underlying assets” are 95% of the ABI.